UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Occidental Petroleum Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OUR VISION

We will lead the industry by reaching for the impossible, then achieving it.

We do this by having the right assets in the hands of remarkable people driven by a passion to outperform.

OUR VALUES

- Lead with passion
- Outperform expectations
- Deliver results responsibly
- Unleash opportunities
- Commit to good

2026 Proxy Statement
3
Message from the Board of Directors

Fellow Shareholders,
In 2025, Occidental remained focused on delivering strong financial and operational results in a safe and responsible manner, strengthening Occidental’s balance sheet through debt reduction, practicing capital discipline in a dynamic macro-environment and, in turn, returning greater value to shareholders. Through robust governance practices, the Board oversaw a transformational year at Occidental and is pleased with the sustained operational outperformance, exceptional financial execution and significant debt reduction that management was able to achieve in 2025 despite a more challenging commodity price environment year-over-year. Furthermore, through our oversight of Occidental’s strategy—ranging from near-term priorities under the 2025 and 2026 capital programs to ambitious long-term goals for the company’s oil and gas operations and low-carbon initiatives—we continue to be excited about the opportunities to enhance shareholder value from Occidental’s optimized portfolio.
EXECUTING TODAY: FOCUSED ON OPERATIONAL AND FINANCIAL PERFORMANCE
We closely monitor operational and financial performance, including stock price performance, both as directors and shareholders. In 2025, management focused on operational performance and cost efficiencies, resulting in record annual production while reducing capital and operating costs by approximately $575 million. More importantly, through exceptional dedication and awareness, Occidental employees delivered those results while achieving company-record safety performance with a TRIR of 0.07.(1)
Occidental’s operational excellence drove strong annual financial results. For fiscal year 2025, the company generated $10.5 billion of operating cash flow and $4.3 billion of free cash flow before working capital.(2) This enabled management to reduce principal debt by approximately $4 billion in 2025 and, coupled with net proceeds from the OxyChem divestiture, supported an additional $7.0 billion in principal debt reduction as well as the Board’s recent authorization to increase the quarterly dividend by more than 8%. Since the
December 2023 announcement of the CrownRock, L.P. acquisition, we have increased the common stock dividend by more than 44%.
We recognize there is more work to be done in 2026. Collectively, the Board’s diverse backgrounds and experiences in the energy industry, environmental, safety and sustainability matters, finance, risk management and other pertinent areas will continue to help us assess Occidental’s performance and management’s commitment to technical excellence and capital discipline.
POSITIONING FOR TOMORROW: COMMITTED TO OVERSIGHT OF PURPOSEFUL
STRATEGIC TRANSFORMATION
In 2025, Occidental navigated a critical strategic inflection point in determining to sell OxyChem, the company’s chemical business.(3) Overseen and approved by the Board, we believe this divestiture enabled management to further strengthen Occidental’s balance sheet and positioned the company to generate greater value from its high-return oil and gas assets. It also marked a significant milestone in a decade-long portfolio transformation during which Occidental completed strategic acquisitions and divestitures to high-grade its portfolio and reduce risk while building a 16.5 billion barrel of oil equivalent
(BOE) resource base—up from approximately 8 billion BOE in 2015.
Occidental continues to develop and advance low-carbon solutions in support of its business and sustainability goals. For example, STRATOS, the company’s direct air capture facility in the Permian Basin, is expected to be online this year. We are proud of Occidental’s bold direct air capture and sequestration projects in support of U.S. energy independence via enhanced oil recovery and the sustainability of our and others’ businesses.
APPRECIATIVE OF SHAREHOLDER FEEDBACK
During the past year, Occidental continued to proactively engage with shareholders collectively representing a majority of shares outstanding, with independent director participation in several of these discussions.
Feedback from these engagements is discussed at each regular Board meeting and has informed our viewpoints and decisions. We remain dedicated to regular and transparent engagement with shareholders and other stakeholders. We value your views and would like to hear from you. If you would like to write to the
Board, you may address your correspondence to the Board of Directors, in care of the Corporate Secretary,
Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
This year, we will continue to exercise disciplined oversight of Occidental’s strategy and risks in support of sustainable shareholder value creation in any market environment. Thank you for your continued trust in the
Board and support of Occidental. We are grateful to serve on your behalf.

JACK B. MOORE Chairman of the Board	VICKI HOLLUB President and Chief Executive Officer

We cordially invite you to attend
Occidental’s 2026 Annual
Meeting of Shareholders (2026
Annual Meeting). The 2026
Annual Meeting will be held via
live webcast on Friday, May 1,
2026 at 9:00 a.m. Central Time.
A meeting agenda and details
follow, as well as voting
instructions. You will be able to
participate in the 2026 Annual
Meeting online at
www.virtualshareholdermeeting
.com/OXY2026 and may submit
questions and vote your shares
electronically (other than shares
held through our employee
benefit plan, which must be
voted prior to the meeting). The
attached Notice of the 2026
Annual Meeting of Shareholders
and proxy statement provide
details on how to join the
meeting and the business we
plan to conduct.

(1)Total Recordable Injury Rate (TRIR) per
200,000 employee work hours for the
year ended December 31, 2025;
excludes OxyChem safety performance,
inclusion of which would have resulted in
a TRIR of 0.14 (also a company record).
(2)Free cash flow before working capital is a
non-GAAP financial measure. See Annex
A for a reconciliation to GAAP.
(3)OxyChem means Occidental Chemical
Corporation, a Texas corporation, and its
consolidated subsidiaries.

		Sincerely, On Behalf of Your Board	JACK B. MOORE Chairman of the Board	VICKI HOLLUB President and CEO

4

Notice of Annual Meeting of Shareholders
You are cordially invited to attend Occidental’s 2026 Annual Meeting of Shareholders (2026 Annual Meeting), to be held at 9:00 a.m.
Central Time on Friday, May 1, 2026, via live webcast at www.virtualshareholdermeeting.com/OXY2026.

DATE AND TIME	LOCATION	RECORD DATE
Friday, May 1, 2026 at 9:00 a.m. Central Time	Live webcast: www.virtualshareholdermeeting.com/ OXY2026	Each shareholder of record as of the close of business on March 10, 2026 (the record date) is entitled to receive notice of, attend and vote at the meeting.

ITEMS OF BUSINESS
At the meeting, shareholders will be asked to act on the following matters and consider any other matters as may properly come before the meeting:

PROPOSAL	BOARD RECOMMENDATION	MORE INFORMATION

PROPOSAL 1	FOR	Page 13

Elect the ten directors named in the proxy statement to serve until the 2027 Annual Meeting

PROPOSAL 2	FOR	Page 34

Approve, on an advisory basis, named executive officer compensation

PROPOSAL 3	FOR	Page 62

Ratify the selection of KPMG as Occidental’s independent auditor

Notice and Attendance
A Notice of Internet Availability (NOIA) or proxy card is being mailed beginning on March 19, 2026 to each shareholder of record as of the record date. Shareholders of record as of the record date will be able to attend the 2026 Annual Meeting via live webcast, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/OXY2026. To participate in the 2026 Annual Meeting, shareholders of record must enter the 16-digit control number that appears on their proxy card. If shareholders hold their shares in street name and their voting instruction form indicates that they may vote those shares through the http://www.proxyvote.com website, then they may join the 2026 Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the 2026 Annual
Meeting) and obtain a “legal proxy” in order to be able to join the 2026 Annual Meeting. Please see “Questions and Answers about the
Annual Meeting and Voting” beginning on page 66 for additional information.
HOW TO VOTE
Your vote is extremely important. Regardless of whether you plan to attend the 2026 Annual Meeting, we encourage you to vote using any of the methods listed below. This will ensure your shares are represented and will save Occidental additional expenses of soliciting proxies.

INTERNET Online using your smartphone, computer or other electronic device at the website listed on the NOIA, proxy card or voting instruction form	CALL By telephone call to the toll-free number listed on your proxy card or voting instruction form	MAIL Completing, signing and returning your proxy card or voting instruction form in the postage-paid envelope provided	VIRTUAL MEETING If you plan to participate in the 2026 Annual Meeting via the live webcast, you may vote online during the meeting using your smartphone, computer or other electronic device
If you have any questions or require any assistance in voting, please contact Innisfree M&A Incorporated, Occidental’s proxy solicitor, toll-
free at 877-687-1873 (U.S. and Canada) or 412-232-3651 (all other countries) or collect at 212-750-5833 (banks and brokerage firms).
By Order of the Board,

NICOLE E. CLARK Vice President, Chief Compliance Officer and Corporate Secretary March 19, 2026

2026 Proxy Statement
5

6

Company Highlights
About Occidental
Occidental is an international energy company recognized for its premier diversified assets, primarily operating in the United States, the
Middle East and North Africa. Occidental’s distinguished operational capabilities help drive sustainable value creation for shareholders and produce energy that the world needs. Occidental ranks among the largest oil and gas producers in the U.S., holding leading positions in the Permian and DJ Basins as well as offshore Gulf of America, and is the largest independent oil producer in Oman. Occidental’s midstream and marketing segment supports flow assurance and optimizes the value of oil and gas operations. Additionally, Oxy Low
Carbon Ventures (OLCV), a subsidiary within the midstream and marketing segment, focuses on advancing innovative decarbonization technologies and solutions—including direct air capture, carbon sequestration and lithium development—to reduce overall emissions and advance Occidental’s growth opportunities.
2025 and Year-to-Date Performance Highlights
For information regarding the relationship between our performance highlights and the executive compensation program, please see
“Compensation Discussion and Analysis” beginning on page 35.

Operations	Financial

►Achieved record annual production of
1.43 million BOEPD(1)
►Reduced capital and operating costs by $575 million(2)
►Increased resource base by 2.5 billion BOE to
approximately 16.5 billion BOE, with all-in reserves
replacement ratio of 98% and organic reserves
replacement ratio of 107%(3)

►Generated $10.5 billion of operating cash flow and
$4.3 billion of free cash flow before working capital(4)
►Reduced principal debt to approximately $13.8 billion(5)
►Increased quarterly dividend by >18%(6)

Strategic	HSE and Sustainability

►Completed the sale of OxyChem, Occidental’s
chemical business(7)
►Advanced direct air capture (DAC) and carbon
sequestration initiatives
►Renegotiated and optimized key midstream and
marketing agreements, including for Permian Basin
crude oil and natural gas transport and produced water
management, enhancing flexibility, lowering costs and
improving long‑term value

►Achieved best employee safety performance ever
with 0.07 TRIR(8)
►Sustained zero routine flaring in U.S. oil and
gas operations
►Implemented emissions reduction projects involving
hundreds of facilities and wells and thousands of pieces
of equipment across Oxy’s oil and gas operations

(1)“BOE” means barrels of oil equivalent and “BOEPD” means barrels of oil equivalent per day.
(2)Compared to original fiscal year 2025 guide.
(3)Reserves replacement ratios (all-in and organic) are non-GAAP financial measures. See Annex A for reconciliations to GAAP.
(4)Free cash flow before working capital is a non-GAAP financial measure. See Annex A for a reconciliation to GAAP.
(5)As of March 19, 2026.
(6)Since January 1, 2025; with a >44% increase since Occidental announced it was acquiring CrownRock, L.P.
(7)OxyChem means Occidental Chemical Corporation, a Texas corporation, and its consolidated subsidiaries.
(8)Total Recordable Injury Rate (TRIR) per 200,000 employee work hours for the year ended December 31, 2025; excludes OxyChem safety performance, inclusion of which would have resulted in a TRIR of 0.14 (also a company record).

2026 Proxy Statement
7

Proxy Statement Summary
This section highlights certain important information presented in this proxy statement and is intended to assist you in evaluating the matters to be voted on at the meeting. We encourage you to read the proxy statement in its entirety before you cast your vote. For more information regarding Occidental’s 2025 performance, please review Occidental’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the Annual Report).
Agenda Items and Voting Recommendations

PROPOSAL 1

Election of Directors
The Corporate Governance and Nominating Committee recommended to the Board, and the
Board approved, the nomination of the 10 persons whose biographies appear on pages
14-18 to serve for a one-year term ending at the 2027 Annual Meeting of Shareholders (2027
Annual Meeting), but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office.

The Board of Directors recommends a vote “FOR” each of the director nominees. See page 13

PROPOSAL 2

Advisory Vote to Approve Named Executive Officer
Compensation
The executive compensation program for the named executive officers (NEOs) includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders. The executive compensation program is described in the Compensation Discussion and Analysis (CD&A) section beginning on page 35 of this proxy statement.

The Board of Directors recommends a vote “FOR” this proposal. See page 34

PROPOSAL 3

Ratification of Selection of KPMG as Occidental’s
Independent Auditor
The Audit Committee has selected KPMG LLP as Occidental’s independent auditor to audit the consolidated financial statements of Occidental and its consolidated subsidiaries for the year ending December 31, 2026. As a matter of good corporate governance, the Board submits the selection of the independent auditor to our shareholders for ratification.

The Board of Directors recommends a vote “FOR” this proposal. See page 62

8

Proxy Statement Summary
Director Nominees and Composition Highlights
Our Board’s director nominees bring varying perspectives to the boardroom by virtue of their diverse backgrounds and experiences, qualifications, skills and tenures on the Board. To better convey the well-roundedness of our Board’s director nominees, we have included a skills matrix on page 19 that identifies the core competencies of each of our Board’s director nominees that contributed to his or her nomination to the Board.

JACK B. MOORE Former President and Chief Executive Officer, Cameron International Chairman Since: 2022 Director Since: 2016 Committee Membership:	VICKY A. BAILEY Former Assistant Secretary, Domestic Policy and International Affairs, U.S. Department of Energy President, Anderson Stratton International, LLC Director Since: 2022 Committee Membership:	ANDREW GOULD Former Chairman and Chief Executive Officer, Schlumberger Director Since: 2020 Committee Membership:	CARLOS M. GUTIERREZ Former U.S. Secretary of Commerce Co-Founder, Former Executive Chairman and CEO, EmPath, Inc. Director Since: 2009 Committee Membership:

VICKI HOLLUB President and Chief Executive Officer, Occidental Director Since: 2015	WILLIAM R. KLESSE Former Chief Executive Officer and Chairman of the Board, Valero Energy Director Since: 2013 Committee Membership:	CLAIRE O’NEILL Former Member of Parliament and Minister for Energy and Clean Growth (UK Govt) Director Since: 2023 Committee Membership:	AVEDICK B. POLADIAN Former Executive Vice President and Chief Operating Officer, Lowe Enterprises Director Since: 2008 Committee Membership:

BOARD COMMITTEES:
Audit
KENNETH B. ROBINSON Former Senior Vice President of Audit and Controls, Exelon Corporation Director Since: 2023 Committee Membership:	ROBERT M. SHEARER Former Managing Director, BlackRock Advisors, LLC Director Since: 2019 Committee Membership:		Corporate Governance and Nominating
Environmental, Health and Safety
Executive Compensation
Sustainability and Shareholder Engagement
		●	Chair
		●	Member

2026 Proxy Statement
9

Proxy Statement Summary

INDEPENDENCE

TENURE
>10 years
3
0-5 years
3
9 of 10
Nominees are
Independent
Average
8.9 years
6-10 years
3

Occidental’s governance policies require that independent
directors comprise at least two-thirds of the members of the
Board (a policy that exceeds New York Stock Exchange (NYSE)
requirements). The Board has affirmatively determined that each of our Board’s director nominees, other than Ms. Hollub,
is independent under NYSE standards.
The average tenure of our Board’s non-employee director nominees is approximately 8.9 years, which we believe reflects a balance of company experience and new perspectives.

Corporate Governance Highlights

RELATING TO THE BOARD
►Independent Chairman of the Board
►Annual elections of the entire Board by a majority of votes cast (for uncontested elections)
►Demonstrated commitment to Board refreshment
►Tenure policy that seeks to maintain an average tenure of
10 years or less for non-employee directors
►Board committees composed entirely of
independent directors
►Meaningful director stock ownership guidelines
(6x annual cash retainer) with holding requirement
►Annual evaluations of the Board, each committee and
individual directors
►One meeting dedicated to strategy discussions every
year with an expanded management group, in addition to
ongoing strategy oversight

RELATING TO SHAREHOLDER RIGHTS
►Ability of shareholders to call a special meeting at a
15% threshold
►Ability of shareholders to propose an action by written
consent at a 15% threshold
►Shareholder right to proxy access (3% for 3 years, up to
20% of the Board)(1)
►Confidential Voting Policy
►Nominating Policy to consider properly submitted
shareholder-recommended director nominees
►No supermajority voting requirements
►Active independent director participation in and oversight
of the shareholder engagement program

(1)For more information, see “Corporate Governance—Director Selection and Recruitment—Proxy Access for Shareholder-Nominated Director Candidates”
on page 24.

10

Proxy Statement Summary
Executive Compensation Program Summary
The Compensation Committee strives to maintain a competitive compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives, across the commodity price cycle.
The primary elements of our executive compensation program consist of base salary, an annual cash incentive (ACI) award and long-term incentive (LTI) awards. Our CEO’s compensation is heavily weighted toward long-term incentive awards, of which 60% were conditioned on Occidental’s three-year relative total shareholder return (TSR) and absolute cash return on capital employed (CROCE) performance.
Allocation of Direct Compensation Elements
A substantial majority of named executive officer (NEO) compensation is dependent on performance. 90% of Ms. Hollub’s (and an average of 84% of the other NEOs’) target direct compensation opportunity is variable, or at risk. The ultimate value of at-risk compensation is primarily dependent on company performance outcomes and Occidental’s stock price performance.

CEO TARGET DIRECT COMPENSATION MIX(1)
Base
Salary
ACI
Award
RSU
Award
TSR
Award
CROCE
Award
Fixed
Variable / At Risk
Cash
Stock Awards
(1)Target direct compensation is composed of base salary, target ACI award opportunity, and the target value of LTI awards.
Performance-Driven ACI Award Program

10% Sustainability

►Maintained sustainability
metrics to promote near-term
execution of Occidental’s
sustainability strategy
►Restructured this component to
focus on emissions reduction
efforts; aligned Low Carbon
Ventures efforts (5%) with our
Strategic / Innovation goals

70% Financial

►Maintained substantial
weighting in support of strong
near-term financial performance
►Replaced CROCE metric with
free cash flow before working
capital for the 2025 ACI award
in response to shareholder and
other stakeholder feedback
regarding the recent use of
CROCE as a metric for both the
ACI and LTI awards

2025
ACI Award
Program
Highlights

20% Strategic / Innovation

►Added strategy and innovation metrics to emphasize annual strategic and technological goals important to Occidental without reducing the weighting of the financial metrics
►Comprised of performance metrics to improve unconventional reservoir recovery and project inventory, support the development/deployment of
AI applications and advance Occidental’s carbon management platform

2026 Proxy Statement
11

Proxy Statement Summary
Highlights of Executive Compensation Program
Policies and Practices
The 2025 executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders.

WHAT WE DO
✓Pay for Performance.
✓Listen to Shareholder Feedback.
✓Clawback in the Event of Misconduct.
✓Emphasize Stock Ownership
With Ownership Guidelines and
Holding Requirements.
✓Monitor Compensation Program
for Risk.
✓Use Double-Trigger Equity Vesting for
Equity Awards.
✓Use Relative and Absolute Performance
Measures for Equity Awards.

WHAT WE DON’T DO
✗No Dividend Equivalents on Unvested
Performance Awards.
✗No Hedging or Derivative Transactions
of Company Equity Securities.
✗No Golden Parachute Payments.
✗No Repricing of Stock Options.

Say-on-Pay Vote

At the 2021, 2022, 2023, 2024 and 2025 annual meetings, Occidental’s
Say-on-Pay (SOP) vote received support from greater than 94% of the total votes cast—with support at approximately 97% for four of those five meetings. The Compensation Committee views these results as a strong endorsement by shareholders of the current structure
of the company’s executive compensation program.
Through shareholder engagement, shareholders and other
stakeholders have continued to express support for having a significant portion of CEO and other NEO compensation be variable, or at risk, and for enhancements to our proxy statement disclosure on
compensation-related matters. Such feedback prompted disclosure of the threshold and maximum targets for the 2025 ACI award financial metrics.
Given the strong level of support shown, the Compensation Committee did not make any changes to the 2025 compensation program in specific response to the SOP vote. The Compensation Committee values
shareholder feedback and, equipped with such feedback, will strive to continue to enhance alignment of executive compensation with the interests of Occidental’s shareholders.

>94%

Shareholder Support for SOP Over Past 5 Years

12

Proxy Statement Summary
Shareholder Engagement
Occidental is committed to regular and transparent communication and engagement with its shareholders and other stakeholders.

In 2025, we engaged with shareholders representing >60% of our outstanding shares* * Based on average shares outstanding in 2025.
HOW WE ENGAGED WITH OUR
SHAREHOLDERS:
►We proactively engage with our largest
shareholders throughout the year,
including broad-based engagements in
the fall/winter to discuss governance,
environmental, sustainability, social and
other matters, and in advance of the
annual meeting to discuss agenda items
and any other topics of interest.
►We regularly conduct roadshows
targeting engagement with specific
investors and participate in industry
conferences to engage with a broad
group of investors.
►We also engage with investors through
virtual and in-person meetings, phone
calls and emails.
►We periodically meet with investor
advocacy groups, including
shareholder proponents, to better
understand their areas of focus and
expectations.
►We regularly report our shareholders’
views to the Board and respond
to feedback.
►Independent directors participated in
several of our engagement meetings.
►The Board’s Sustainability and
Shareholder Engagement Committee
oversees our shareholder engagement
program and provides an avenue for
shareholder feedback to be
communicated directly to the Board.

TOPICS DISCUSSED
WITH OUR SHAREHOLDERS:
►OxyChem divestiture
►Cash flow and shareholder return
priorities, including deleveraging
►Capital spending and activity levels
►Oil and gas inventory depth,
well performance and
operational differentiation
►Midstream outlook
►STRATOS progress and
DAC economics
►OLCV updates and cash flow potential
►Portfolio optimization
►Geopolitical and regulatory risks
►Board oversight of the
company’s strategy and risk
►Board composition and refreshment
►Design and structure of our executive
compensation program
►Climate, sustainability and human
capital matters

Meaningful Dialogue with Shareholders. Occidental uses engagement with shareholders, as well as other stakeholders, to have meaningful dialogue on governance, sustainability and other matters. During our recent series of off-season engagements in the fall/winter, we discussed a range of governance-related items, including Board oversight of risk and strategy.
We also continued to discuss climate and sustainability matters, including updates on STRATOS, our direct air capture facility in the
Permian Basin, as well as our sustainability practices and reporting. These conversations give us a better understanding of shareholder and stakeholder interests and have helped inform our sustainability strategy and enhance climate-related disclosures.

2026 Proxy Statement
13

ELECTION OF
DIRECTORS
THE BOARD OF
DIRECTORS
RECOMMENDS A
VOTE “FOR” EACH
OF THE DIRECTOR
NOMINEES.
Director Nominations
The Board is committed to recruiting and nominating directors for election who will collectively provide the Board with the necessary breadth of skills, backgrounds and experiences to meet Occidental’s ongoing needs and support oversight of its business strategy, risks and priorities. In recommending candidates for election to the Board, the Corporate Governance and Nominating Committee
(the Governance Committee) evaluates a candidate’s character; judgment; skill set and experience in light of Occidental’s current and future needs and strategic priorities; independence; other time commitments, including other public and private company board memberships; and any other factors that the Governance Committee deems relevant. In addition, in determining whether to recommend incumbent directors for reelection to the Board, the Governance Committee also reviews and considers tenure; the director’s board and committee meeting attendance and participation; the level of support that the director’s nomination received at the most recent annual shareholders’ meeting (if applicable); and the well-roundedness of the Board as a whole.
The Board is committed to ongoing and thoughtful refreshment of its membership and strives to maintain an appropriate balance of tenure, backgrounds and skills on the Board. The Board believes that this ongoing refreshment, which has resulted in one-third of the independent directors beginning their service at Occidental within the past five years, further aligns Board composition with the needs of Occidental as our business evolves over time and encourages regular consideration of fresh viewpoints and perspectives. The Board also believes that, over time, directors develop an enhanced understanding of Occidental and an ability to work effectively as a group. Accordingly, the Board aims to have directors with a mix of tenures represented.
In February 2026, the Governance Committee recommended to the Board, and the Board approved, the nomination of the 10 persons whose biographies appear below to serve for a one-year term ending at the 2027 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. The
Board has no reason to believe that any of the Board’s nominees would be unable or unwilling to serve as a director if elected. However, should any of our Board’s nominees be unable or unwilling to stand for election at the time of the 2026 Annual Meeting, proxies may be voted for a substitute nominee selected by the Board, or the Board may reduce the number of directors.
Pursuant to Occidental’s By-laws, in an uncontested election, the affirmative vote of a majority of votes cast with respect to each director nominee will be required for the nominee to be elected, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. Your broker will not vote your shares on this proposal unless you give voting instructions, and abstentions and broker non-votes have no effect on the vote. Under the resignation guidelines in Occidental’s Corporate Governance
Policies (as defined below), any nominee for director who does not receive a greater number of votes “FOR” his or her election than votes
“AGAINST” in an uncontested election is expected to promptly tender his or her resignation.

14

Proposal 1: Election of Directors
About the Director Nominees
All of the nominees are currently directors of Occidental who were elected by shareholders at the 2025 Annual Meeting.
Biographical information with respect to each of our Board’s director nominees, together with a list of the core competencies that contributed to the determination that such person should serve as a director, is presented below. An overview of the core competencies of each of our Board’s director nominees is featured in a skills matrix on page 19.

JACK B. MOORE

INDEPENDENT
Age: 72
Chairman Since: 2022
Director Since: 2016
Board Committees(1):
Compensation;
Environmental,
Health and Safety
Current Public Company
Directorships:
KBR Inc.
Former Public Company
Directorships
(within the last 5 years):
ProPetro Holding Corp.

Director Qualifications
Mr. Moore most recently served as President and Chief Executive Officer of Cameron International Corporation from
April 2008 to October 2015 and served as Chairman of the Board of Cameron from May 2011 until it was acquired by
Schlumberger in 2016. Mr. Moore served as Cameron’s President and Chief Operating Officer from January 2007 to
April 2008. Mr. Moore joined Cameron in 1999 and, prior to that, held various management positions at Baker Hughes, where he was employed for over 20 years. Mr. Moore is a partner at Genesis Investments. He currently serves as
Chairman of The University of Houston Systems Board of Regents. Mr. Moore is a graduate of the University of
Houston with a B.B.A. degree and attended the Advanced Management Program at Harvard Business School.
Mr. Moore served as Independent Vice Chairman from September 2019 until his election as Independent Chairman in
September 2022.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Public Company Executive Experience	Risk Management

VICKY A. BAILEY

INDEPENDENT
Age: 73
Director Since: 2022
Board Committees(2):
Sustainability (Chair);
Governance
Current Public Company
Directorships:
EQT Corporation
TXNM Energy
Former Public Company
Directorships
(within the last 5 years):
Cheniere Energy, Inc.
Equitrans Midstream Corp.

Director Qualifications
Ms. Bailey has been President of Anderson Stratton International, LLC (ASI), a strategic consulting and government relations entity, since November 2005 and is a former equity partner of BHMM Energy Services, LLC (2006-2013), a certified minority-owned energy facility management company. Before being the President of ASI, Ms. Bailey was a partner with Bennett Johnston & Associates, LLC, a public relations firm in Washington, D.C. (2004-2006). Ms. Bailey served as Assistant Secretary, U.S. Department of Energy for both Domestic Policy and International Affairs from
2001 to 2004. In the aftermath of September 11th, she was co-chair of several bilateral international energy working groups with the goal of implementing our national energy policy and strengthening our relationships with other nations to foster energy security. Also, in this role, she served as Vice Chair and the U.S. representative to the International
Energy Agency, working with all energy-producing nations. Notably the International Energy Forum (IEF) was established in Riyadh, Saudi Arabia during her time as Assistant Secretary. Domestically, Ms. Bailey oversaw the development and implementation of energy policy in the areas of clean coal technologies, nuclear power, crude oil production, natural gas development and LNG production. Previously, she was the President of PSI Energy, Inc.,
Indiana’s largest electric utility and a subsidiary of Cinergy Corp. (now Duke Energy). From 1993 to 2000, she was
appointed as a Commissioner, Federal Energy Regulatory Commission (FERC), and from 1986 to 1993, she served as a Commissioner, Indiana Utility Regulatory Commission (IURC). Ms. Bailey was a trustee of the North American
Electric Reliability Corporation (NERC) from 2010 to 2013. In addition to her public company board service, Ms. Bailey serves as Executive Chair of the United States Energy Association (USEA); a trustee of The Conference Board (TCB);
Co-Vice Chair of Resources for the Future (RFF); and a member of the Foundation of Energy Security and Innovation
Board of Directors, the National Petroleum Council and the American Association of Blacks in Energy (AABE) Board of
Directors. Ms. Bailey has a Bachelor of Science in Industrial Management from the Krannert School of Management at
Purdue University and completed the Advanced Management Program at the Wharton School of the University
of Pennsylvania.

Core Competencies

	Corporate Governance	Environmental, Health, Safety & Sustainability	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience	Public Company Executive Experience

(1)Mr. Moore served as the chairperson of the Compensation Committee from January 1, 2025 to May 1, 2025.
(2)Ms. Bailey was appointed to serve as chairperson of the Sustainability Committee effective as of May 2, 2025.

2026 Proxy Statement
15

Proposal 1: Election of Directors

ANDREW GOULD

INDEPENDENT Age: 79 Director Since: 2020 Board Committees(3): Governance (Chair); Audit; Sustainability
Director Qualifications
Mr. Gould is the former Chairman and Chief Executive Officer of Schlumberger Limited (Schlumberger), a leading oilfield services company, and served in that capacity from 2003 to 2011. Mr. Gould began his career at Schlumberger in 1975 in its Internal Audit department, based in Paris. In addition to his career at Schlumberger, Mr. Gould served as non-Executive Chairman of BG Group, a multinational oil and gas company, from 2012 until its sale to Royal Dutch
Shell in 2016 and served as interim Executive Chairman in 2014. Mr. Gould served on the United Kingdom Prime
Minister’s Council for Science and Technology from 2004 to 2007. He was Vice-Chairman Technology for the
United States National Petroleum Council’s 2007 report “Facing the Hard Truths about Energy” and was awarded the
Charles F. Rand Memorial Gold Medal by the Society of Petroleum Engineers in 2014. He is currently a partner of CSL
Capital Management, a private equity firm that specializes in energy services, Chairman of Kayrros Advisory Board, an advanced data analytics company, and Chairman of the International Advisory Board at Boston Consulting Group
Center for Energy Impact. Mr. Gould is a member of the U.S. National Petroleum Council. Mr. Gould has an
undergraduate degree in Economic History from Cardiff University and qualified as a Chartered Accountant with the
Institute of Chartered Accountants in England and Wales.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Investor Relations	Public Company Executive Experience

CARLOS M. GUTIERREZ

INDEPENDENT
Age: 72
Director Since: 2009
Board Committees:
Audit; Governance;
Sustainability
Current Public Company
Directorships:
MetLife, Inc.
Former Public
Company Directorships
(within the last 5 years):
Exelon Corporation

Director Qualifications
Secretary Gutierrez is the Co-Founder and former Executive Chairman and CEO of EmPath, Inc., a skills intelligence software technology company, where he served from July 2020 until October 2024. Previously, Secretary Gutierrez was Co-Chair of Albright Stonebridge Group, a commercial diplomacy and strategic advisory firm, from April 2013 to
July 2020. He joined Albright Stonebridge from Citigroup Inc. where he was Vice Chairman of the Institutional Clients
Group and a member of the Senior Strategic Advisory Group from 2011 to February 2013. Prior to joining Citigroup,
Secretary Gutierrez was with communications and public affairs consulting firm APCO Worldwide Inc., where he was
Chairman of the Global Political Strategies division in 2010. He served as U.S. Secretary of Commerce from
February 2005 to January 2009, where he worked with foreign government and business leaders to advance economic relationships and enhance trade. Prior to his government service, Secretary Gutierrez was with Kellogg Company, a global manufacturer and marketer of well-known food brands, for nearly 30 years. After assignments in Latin America,
Canada, Asia, and the United States, he became President and Chief Executive Officer in 1999 and Chairman of
the Board in 2000, positions he held until 2005. He is a member of the Human Freedom Advisory Council at the
George W. Bush Institute and the Bo’ao Forum for Asia and serves as an advisory board member for Altura Capital.

Core Competencies

Corporate Governance	Executive Compensation	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	International Experience	Investor Relations	Public Company Executive Experience	Risk Management

(3)Mr. Gould was appointed to serve as chairperson of the Governance Committee effective as of May 2, 2025. From January 1, 2025 through May 1, 2025, Mr. Gould served as chairperson of the Sustainability and Shareholder Engagement Committee and as a member of the Environmental, Health and Safety Committee.

16

Proposal 1: Election of Directors

VICKI HOLLUB

PRESIDENT AND CHIEF EXECUTIVE OFFICER Age: 66 Director Since: 2015 Current Public Company Directorships: Lockheed Martin
Director Qualifications
Ms. Hollub became President and Chief Executive Officer of Occidental Petroleum Corporation in April 2016. She has
been a member of Occidental’s Board of Directors since 2015. During her more than 40-year career with Occidental,
Ms. Hollub has held a variety of management and technical positions with responsibilities on three continents, including roles in the United States, Russia, Venezuela and Ecuador. Before her appointment to President and Chief Executive
Officer, she served as Occidental’s President and Chief Operating Officer, overseeing the company’s oil and gas, chemical and midstream operations. Ms. Hollub previously was Senior Executive Vice President, Occidental
Petroleum, and President, Oxy Oil and Gas, where she was responsible for operations in the U.S., the Middle East region and Latin America. Prior to that, she held a variety of leadership positions, including Executive Vice President,
Occidental, and President, Oxy Oil and Gas, Americas; Vice President, Occidental, and Executive Vice President, U.S.
Operations, Oxy Oil and Gas; Executive Vice President, California Operations; and President and General Manager of
the company’s Permian Basin operations. Ms. Hollub started her career at Cities Service, which was acquired by
Occidental. Ms. Hollub serves on the board of the American Petroleum Institute. She is a member of the Oil and Gas
Climate Initiative and past chair of the World Economic Forum’s Oil and Gas Community. A graduate of the University of Alabama, Ms. Hollub holds a Bachelor of Science in Mineral Engineering. She was inducted into the University of
Alabama College of Engineering 2016 class of Distinguished Engineering Fellows and elected to the National
Academy of Engineering Class of 2024.

Core Competencies

	Environmental, Health, Safety & Sustainability	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience	Investor Relations	Public Company Executive Experience	Risk Management

WILLIAM R. KLESSE

INDEPENDENT Age: 79 Director Since: 2013 Board Committees: Environmental, Health and Safety (Chair); Compensation Former Public Company Directorships: (within the last 5 years): MEG Energy
Director Qualifications
Mr. Klesse is the former Chief Executive Officer and former Chairman of the Board of Valero Energy Corporation
(Valero), an international manufacturer and marketer of transportation fuels, other petrochemical products and power.
He joined the Valero board as Vice Chairman in 2005 and served as Chairman of the Board from 2007 until his retirement in December 2014. From 2006 to May 2014, he served as Chief Executive Officer of Valero and served as
President from 2008 to 2013. From 2003 to 2005, Mr. Klesse was Valero’s Executive Vice President and Chief
Operating Officer. Prior to that, he served as Executive Vice President of Refining and Commercial Operations
following Valero’s 2001 acquisition of Ultramar Diamond Shamrock Corporation, where he had been Executive Vice
President of the company’s refining operations. Mr. Klesse began his 45-plus year career in the energy industry at
Diamond Shamrock Corporation, which merged with Ultramar Corporation in 1996. Mr. Klesse is a trustee of the
University of Dayton, Texas Biomedical Research Institute and United Way of San Antonio and Bexar County. He also serves on the boards of The Briscoe Western Art Museum and as chairman of its endowment and Christus Santa Rosa
Children’s Hospital Foundation. Mr. Klesse holds a bachelor’s degree in Chemical Engineering from the University of
Dayton and a Master of Business Administration with an emphasis in Finance from West Texas A&M University.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	Investor Relations	Public Company Executive Experience	Risk Management

2026 Proxy Statement
17

Proposal 1: Election of Directors

CLAIRE O’NEILL

INDEPENDENT
Age: 61
Director Since: 2023
Board Committees:
Governance;
Sustainability
Current Public Company
Directorships:
Singapore Stock
Exchange
Former Public Company
Directorships:
(within the last 5 years):
Windward

Director Qualifications
Ms. O’Neill served as the Managing Director for Climate and Energy at the World Business Council for Sustainable
Development (WBCSD), a global organization focusing on sustainable development, from August 2020 until
December 2021. Prior to that, Ms. O’Neill served as COP26 President-Designate from July 2019 until February 2020 and was a UK Member of Parliament for Devizes from 2010 until 2019. She was appointed as a Government Whip and
Minister for Rail before being appointed as Minister of State for Energy and Clean Growth. Ms. O’Neill currently serves as a Board Member of the Gren Group and Singapore Exchange Regulatory Company, Board Chair of Climate Impact
Exchange, Co-Chair of the Imperatives Advisory Board at the WBCSD, Senior Global Advisor at McKinsey and
Company and as an Advisor to Climate Investment. From March 2022 to January 2023, Ms. O’Neill served as an
Executive Board Director and Audit Committee member of Scottish Power. Ms. O’Neill is a Fellow of the Royal
Geographical Society and a Business Fellow at the Smith School of Enterprise and Environment at Oxford University.
Ms. O’Neill has a Bachelor of Arts in Geography from Brasenose College at Oxford University and a Master of Business
Administration from Harvard Business School.

Core Competencies

	Corporate Governance	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience	Investor Relations

AVEDICK B. POLADIAN

INDEPENDENT Age: 74 Director Since: 2008 Board Committees(4): Compensation (Chair); Audit; Governance Current Public Company Directorships: Public Storage Western Asset Funds
Director Qualifications
Mr. Poladian is currently a director and the former Executive Vice President and Chief Operating Officer (2002-2016) of
Lowe Enterprises, Inc., a privately-held diversified national real estate company active in commercial, residential and hospitality property investment, management and development. During his tenure as Chief Operating Officer,
Mr. Poladian oversaw human resources, risk management, construction, finance and legal functions across the firm.
Mr. Poladian was with Arthur Andersen from 1974 to 2002, admitted to Partner in 1984, Managing Partner, Pacific
Southwest in 1989, and is a certified public accountant (inactive). He is a past member of the Young Presidents
Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian was appointed to the
California State Board of Accountancy and served in the position for nine years. He is a Director Emeritus of the YMCA of Metropolitan Los Angeles, a member of the Board of Advisors of the USC Price School of Public Policy, a member of the Board of Advisors of the Ronald Reagan UCLA Medical Center and a former Trustee of Loyola Marymount
University. Mr. Poladian holds a bachelor’s degree in Accounting from Loyola Marymount University.

Core Competencies

	Corporate Governance	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Risk Management	Technology/ Cybersecurity

(4)Mr. Poladian was appointed to serve as chairperson of the Compensation Committee effective as of May 2, 2025.

18

Proposal 1: Election of Directors

KENNETH B. ROBINSON

INDEPENDENT
Age: 71
Director Since: 2023
Board Committees(5):
Audit (Chair);
Compensation;
Environmental,
Health and Safety
Current Public Company
Directorships:
Abercrombie & Fitch Co.
Paylocity Holding Corp.

Director Qualifications
Mr. Robinson served as the Senior Vice President of Audit and Controls at Exelon Corporation, a utility services holding company, from 2016 to 2020. Before Exelon, Mr. Robinson held several senior leadership positions during his nearly 40-year career at The Procter & Gamble Company, including Vice President, Global Diversity & Inclusion;
Global Risk and Compliance Leader; Chief Audit Executive; and Vice President, Finance. In addition to his public company directorships, Mr. Robinson currently serves on the board of directors of Morgan Stanley U.S. Banks. He also serves as a Trustee of the International Financial Reporting Standards Foundation and is a board member for the
National Underground Railroad Freedom Center Museum. Mr. Robinson has a Bachelor of Science from Mississippi
State University and a Master of Business Administration from the University of Memphis.

Core Competencies

Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	International Experience	Public Company Executive Experience	Risk Management	Technology/ Cybersecurity

ROBERT M. SHEARER

INDEPENDENT Age: 70 Director Since: 2019 Board Committees(5): Audit; Environmental, Health and Safety; Sustainability
Director Qualifications
Mr. Shearer retired in 2017 as a managing director of BlackRock Advisors, LLC, an investment management company, where he also served as co-head of BlackRock’s Equity Dividend team and was a member of the Fundamental Equity
Platform within BlackRock’s Portfolio Management Group. Mr. Shearer was also the portfolio manager for both the
BlackRock Equity Dividend Fund and Natural Resources Trust, which grew from $500 million to over $50 billion under his leadership. Prior to that, Mr. Shearer managed the Merrill Lynch World Natural Resources Portfolio for Merrill Lynch
Investment Managers, which merged with BlackRock in 2006. Mr. Shearer has also held senior leadership roles at
David L. Babson & Company, Concert Capital Management and Fiduciary Trust Company International. As a senior research officer for Citicorp Investment Management, he focused on the oil industry, including exploration and production, pipelines and oilfield services. Mr. Shearer holds an undergraduate degree in Economics from the
University of Wisconsin, as well as a Master of International Management from the Thunderbird School of Global
Management and a Master of Business Administration from the University of Wisconsin. He is a Chartered
Financial Analyst.

Core Competencies

	Corporate Governance	Environmental, Health, Safety & Sustainability	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Investor Relations

(5)Mr. Robinson was appointed to serve as chairperson of the Audit Committee effective as of May 2, 2025. Mr. Shearer served as the chairperson of the Audit
Committee from January 1, 2025 to May 1, 2025.

2026 Proxy Statement
19

Proposal 1: Election of Directors
Summary of the Board’s Director Nominee Core
Competencies and Composition Highlights
The following chart summarizes the competencies that the Board considers valuable to effective oversight of Occidental and illustrates how our Board’s director nominees individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience as we look to each director to be knowledgeable in these areas; rather, the indicator represents that the item is a core competency that contributed to his or her nomination to the Board.

Corporate Governance contributes to the Board’s understanding of best practices in corporate governance matters		●		●			●	●		●

Environmental, Health, Safety & Sustainability
contributes to the Board’s oversight and understanding of
HSE, climate and other sustainability issues and their
relationship to the company’s business and strategy
	●	●	●		●	●	●		●	●

Executive Compensation contributes to the Board’s ability to attract, motivate and retain executive talent and to align compensation programs with shareholder interests	●		●	●		●	●	●	●

Finance/Capital Markets valuable in evaluating Occidental’s capital structure, capital allocation and financial strategy (dividends/stock repurchases/financing)			●			●	●	●	●	●

Financial Reporting/Accounting Experience critical to the oversight of the company’s financial statements and financial reports	●	●	●	●	●	●	●	●	●	●

Government, Legal & Regulatory contributes to the Board’s ability to navigate regulatory dynamics and understand complex legal matters and public policy issues		●		●	●		●	●

Industry Background contributes to a deeper understanding of our business strategy, operations, key performance indicators and competitive environment	●	●	●		●	●	●			●

International Experience critical to cultivating and sustaining business and governmental relationships internationally and providing oversight of our multinational operations	●	●	●	●	●		●		●	●

Investor Relations contributes to the Board’s understanding of shareholder concerns and perceptions			●	●	●	●	●			●

Public Company Executive Experience contributes to the Board’s understanding of operations, business strategy and human capital and demonstrates leadership ability	●	●	●	●	●	●			●

Risk Management contributes to the identification, assessment and prioritization of significant risks facing the company	●			●	●	●		●	●

Technology/Cybersecurity contributes to the Board’s understanding of information technology and cyber risks								●	●

20

Proposal 1: Election of Directors

INDEPENDENCE

TENURE

DIVERSITY
Racial/Ethnic
Minorities
3
>10 years
3
0-5 years
3
9 of 10
Nominees are
Independent
Average
8.9 years
50%
Diverse
6-10 years
3
Women
3

Occidental’s governance policies require
that independent directors comprise at
least two-thirds of the members of the
Board (a policy that exceeds New York
Stock Exchange (NYSE) requirements).
The Board has affirmatively determined
that each of our Board’s director
nominees, other than Ms. Hollub,
is independent under NYSE standards.
The average tenure of our Board’s non-employee director nominees is approximately 8.9 years, which we believe reflects a balance of company experience and new perspectives.	The Board recognizes the importance of having a diverse and broadly inclusive membership.

Refreshed Board Composition and Leadership

∼33% of independent directors were first elected in the past 5 years	100% of Committee Chairs rotated in the past 5 years

2026 Proxy Statement
21

Corporate Governance
Occidental’s corporate governance policies (the Corporate Governance Policies) establish Occidental’s governance framework. The
Corporate Governance Policies address the structure and operation of the Board, including matters related to director independence;
tenure; outside board memberships; the role of the Board’s Independent Chairman; director stock ownership; and Board, committee and individual director performance evaluations. In addition to the Corporate Governance Policies, the Board has established other stand-alone governance policies, including a policy on shareholder rights plans, a confidential voting policy and an independent compensation consultant policy. Occidental’s governance policies are reviewed and updated periodically, in light of changing regulations, evolving best practices and shareholder feedback. The Corporate Governance Policies and other governance policies are available on our website at
www.oxy.com/investors/governance.
Corporate Governance Highlights

RELATING TO THE BOARD
►Independent Chairman of the Board
►Annual elections of the entire Board by a majority of votes cast (for uncontested elections)
►Demonstrated commitment to Board refreshment
►Tenure policy that seeks to maintain an average tenure of
10 years or less for non-employee directors
►Board committees composed entirely of
independent directors
►Meaningful director stock ownership guidelines
(6x annual cash retainer) with holding requirement
►Annual evaluations of the Board, each committee and
individual directors
►One meeting dedicated to strategy discussions every
year with an expanded management group, in addition to
ongoing strategy oversight

RELATING TO SHAREHOLDER RIGHTS
►Ability of shareholders to call a special meeting at a
15% threshold
►Ability of shareholders to propose an action by written
consent at a 15% threshold
►Shareholder right to proxy access (3% for 3 years, up to
20% of the Board)(1)
►Confidential Voting Policy
►Nominating Policy to consider properly submitted
shareholder-recommended director nominees
►No supermajority voting requirements
►Active independent director participation in and oversight
of the shareholder engagement program

(1)For more information, see “Corporate Governance—Director Selection and Recruitment—Proxy Access for Shareholder-Nominated Director Candidates”
on page 24.

22

Corporate Governance
Board Evaluation Process
Led by the Governance Committee, the Board conducts a robust annual evaluation of its performance and the performance of each of the
Board’s committees and the individual directors. The Governance Committee believes that board evaluations are a critical tool in assessing the composition and effectiveness of the Board, its committees and its members and present an opportunity to identify areas of strength and areas capable of improvement. The annual Board evaluation includes an assessment of, among other things, whether the Board and its committees have the necessary diversity of skills, backgrounds and experiences to meet Occidental’s needs. As part of this process, directors are asked to identify which board candidate skills and attributes should be prioritized for the Board’s ongoing director recruitment.
The evaluation process also includes ongoing discussion and feedback from directors throughout the year regarding the Board’s and its committees’ effectiveness. The Governance Committee annually considers the format of its evaluation processes, which historically have intentionally included different formats, such as questionnaires, individual director interviews and the use of a third-party facilitator.
The 2025 Board evaluation process is summarized below.

1	DETERMINE THE PROCESS
In 2025, the Governance Committee recommended, and the Board approved, Board evaluations through the use of: (i) written questionnaires, (ii) a skills matrix, and
(iii) individual director interviews. This process has encouraged candid feedback from directors and continued to promote productive discussions.

2	CONDUCT EVALUATIONS
The Board and committee questionnaires solicited feedback related to Board and committee effectiveness and performance; agenda topics and materials; skills;
leadership; and, at the Board level, matters related to strategy. The questionnaires also included open-ended questions that prompted each director to reflect and comment on his or her own individual performance and contributions to the Board. The Chair of the
Governance Committee interviewed each director to discuss his or her questionnaire responses and to solicit additional feedback.

3	ANALYZE THE RESULTS
In late 2025, the aggregated results of the questionnaires and feedback from the director interviews were reviewed and discussed at a meeting of the Governance Committee.
Each committee reviewed its individual results, and the Chair of the Governance
Committee led the Board in a discussion of the overall findings at a meeting of the full Board.

4	TAKE RESPONSIVE ACTION
As part of its analysis of the evaluation results, the Board and management determined appropriate responsive actions to be implemented over the next year that are intended to address areas that were identified as capable of improvement. At the Board level, this process continued to provide valuable insight for Board succession planning, and preferred director candidate qualifications, as well as the ongoing effectiveness of
Board and committee meeting practices. It also contributed to increasing the amount of time allotted for executive sessions. At the committee level, it has supported agenda changes—to allow more time for discussion—and committee chairperson rotations.

Director Selection and Recruitment
Pursuant to the Board’s Nominating Policy, the Governance Committee considers director candidates recommended by shareholders as discussed further on page 70. In recent years, the Board has identified director candidates through the use of independent search firms, third-party recommendations and the recommendations of directors. For a discussion of the factors that the Governance Committee considers in recommending candidates for election to the Board, see “Proposal 1: Election of Directors—Director Nominations”
on page 13.

2026 Proxy Statement
23

Corporate Governance
Process for Identifying and Evaluating
Directors and Nominees
The Governance Committee reviews with the Board, on at least an annual basis, the current composition of the Board. Based on its annual review, the Committee recommends to the Board the general selection criteria for director nominees, screens potential director candidates and recommends the slate of director nominees for election to the Board at the company’s annual meeting of shareholders in light of the current and anticipated needs of the Board and its committees. The Board also periodically reviews the status of director recruitment.
Board Refreshment and Succession Planning
We believe that thoughtful Board refreshment and proactive director succession planning is an integral part of the company’s ability to deliver on its long-term strategy.
Board Refreshment
To have an appropriate balance of new perspectives with the institutional knowledge contributed by our longer-serving directors, the
Committee periodically reviews best practices to enhance the Board’s refreshment process. Our Corporate Governance Policies incorporate refreshment mechanisms, including a tenure policy that seeks to maintain an average tenure of 10 years or less for
Occidental’s non-employee directors and resignation guidelines in an uncontested election.
Succession Planning and Director Recruitment Process
In anticipation of retirements as well as evolving strategic needs for different skills and capabilities, the Committee conducts proactive, strategy- and risk-driven director succession planning. Director succession planning and recruitment processes are designed to be responsive to anticipated future needs in light of business, industry and market dynamics and to yield an appropriate balance of skills, backgrounds, experiences and tenure to effectively support and oversee the implementation of our long-term strategy.
The Committee follows a multi-step approach to succession planning and the director recruitment process to identify and evaluate potential director candidates:

1	ASSESS BOARD COMPOSITION	▶	2	IDENTIFY ROBUST CANDIDATE POOL	▶	3	EVALUATE CANDIDATES	▶	4	RECOMMEND NOMINEE(S)

•The Governance
Committee evaluates
Board composition at
least annually and
determines skills and
qualifications desirable
for new directors
based on the company’s
short- and long-term
strategies, opportunities
and challenges as well
as director feedback
from the annual Board
evaluation process.

•Based on its assessment
of Board composition, the
Governance Committee
identifies certain skill sets
and attributes to prioritize
and guide the Governance
Committee’s and
Board’s search.
•A robust pool of
prospective candidates is
identified using
multiple sources.

•The Governance
Committee reviews
available information on
prospective nominees to
evaluate candidate
experience, skills
and qualifications,
independence, conflicts of
interest, background, fit and
other commitments.
•Committee and Board
members meet with
qualified top candidates.

•The Governance
Committee
recommends
prospective director
candidate(s) to the
Board for approval.
•The Board
recommends director
nominees to
shareholders and
shareholders vote on
such nominees at the
annual meeting.

24

Corporate Governance
Proxy Access for Shareholder-Nominated Director Candidates
Occidental’s Amended and Restated By-laws (By-laws) permit a group of up to 20 shareholders, collectively owning 3% or more of
Occidental’s outstanding common stock continuously for at least three years, to nominate and have included in Occidental’s proxy materials director nominees constituting up to 20% of the Board, but not less than two directors, provided that the shareholder(s) and the nominee(s) meet the requirements set forth in Occidental’s By-laws. For more information on proxy access and other procedures to recommend candidates to the Board, see “General Information—Director Nominations for the 2027 Annual Meeting” beginning on page 70.

3% shares	for	3 years	2 nominees	or	20% of the number of directors	Meet Eligibility Requirements

Any shareholder or group of up to 20 shareholders maintaining continuous qualifying ownership of at least 3% of our outstanding shares for at least 3 years			Can nominate, and have included in our proxy materials, director nominees constituting the greater of 2 nominees or 20% (rounded down) of the Board			Nominating shareholder(s) and the nominee(s) must also meet the eligibility requirements described in Occidental’s By-laws

Board of Directors and its Committees
Occidental is governed by its Board, which is led by an independent Chairman, and its five standing committees, composed entirely of independent directors. The structure of the Board and the responsibilities of its committees are described in more detail below.
Director Independence
Occidental’s Corporate Governance Policies require that independent directors comprise at least two-thirds of the members of the Board
—a policy that exceeds NYSE requirements. The Board has affirmatively determined that each of our Board’s director nominees, other than Ms. Hollub, is independent.
Independent Board Leadership Structure
Occidental’s By-laws provide for the Board to annually elect one of its independent directors to be Chairman of the Board.
Responsibilities of Independent Chairman
Mr. Moore has served as the Independent Chairman of the Board since September 2022. The Chairman of the Board presides at Board meetings and meetings of shareholders and his/her responsibilities include, among other things:

►Call meetings of the independent directors and chair
executive sessions of the Board at which no members of
management are present;
►Approve the agendas for Board meetings;
►Propose a schedule of Board meetings and the information
to be provided by management for Board consideration;
►Recommend the retention of consultants who report directly
to the Board;
►Assist in assuring compliance with the Corporate
Governance Policies and in recommending revisions to
the policies;

►Evaluate, along with the members of the Compensation
Committee and the other independent directors, the
performance of the Chief Executive Officer;
►Consult with other Board members as to recommendations
on the membership and chairpersons of the Board
committees and discuss recommendations with the
Governance Committee;
►Communicate to the CEO the views of the independent
directors and the Board committees with respect to
objectives set for management by the Board; and
►Serve as a liaison between the Board and
Occidental’s shareholders.

2026 Proxy Statement
25

Corporate Governance
Board Committees
The committees of the Board are composed entirely of independent directors. The primary responsibilities of the committees are described below. From time to time, the Board of Directors delegates additional duties to the committees. Furthermore, at least annually, the
Governance Committee reviews and makes recommendations on committee composition and leadership.
The table below summarizes information about current committee membership and the 2025 committee meetings. The committees also regularly invite all other Board members to join their meetings as scheduling permits and otherwise report on their activities to the full Board.

Name	Audit	Corporate Governance and Nominating	Environmental, Health and Safety	Executive Compensation	Sustainability and Shareholder Engagement
Jack B. Moore			●	●
Vicky A. Bailey		●
Andrew Gould	●				●
Carlos M. Gutierrez	●	●			●
Vicki Hollub
William R. Klesse				●
Claire O’Neill		●			●
Avedick B. Poladian	●	●
Kenneth B. Robinson			●	●
Robert M. Shearer	●		●		●
Number of meetings during fiscal 2025	4	4	4	5	3

Committee Chair
●	Committee Member

AUDIT COMMITTEE

MEMBERS:
Kenneth B. Robinson (Chair)(1)
Andrew Gould
Carlos M. Gutierrez
Avedick B. Poladian
Robert M. Shearer
MEETINGS IN 2025: 4
The Audit Committee members are
independent and the Board has
determined that each Audit Committee
member is an “audit committee
financial expert” within the meaning of
the SEC’s regulations.
The Audit Committee Report with
respect to Occidental’s financial
statements is on page 63.

PRIMARY RESPONSIBILITIES:
►Engage the independent auditor
►Discuss the scope and results of the audit with the independent auditor and matters required to be discussed by the Public Company Accounting Oversight
Board (PCAOB)
►Oversee financial reporting and accounting principles and controls and the internal audit function
►Review internal audit reports and responsive actions by management
►Review matters relating to financial risk
►Evaluate the independent auditor’s qualifications, performance and independence
►Oversee matters relating to Occidental’s Code of Business Conduct
►Assist the Board in monitoring the integrity of Occidental’s financial statements and
Occidental’s compliance with legal and regulatory requirements with respect to financial matters

(1)Effective as of May 2, 2025. Mr. Shearer served as the chairperson from January 1, 2025 to May 1, 2025.

26

Corporate Governance

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

MEMBERS:
Andrew Gould (Chair)(2)
Vicky A. Bailey
Carlos M. Gutierrez
Claire O’Neill
Avedick B. Poladian
MEETINGS IN 2025: 4
It is the policy of the Governance
Committee to consider nominees to
the Board recommended by
Occidental’s shareholders. See page
70 for information regarding how to
recommend nominees to the Board.

PRIMARY RESPONSIBILITIES:
►Recommend candidates for election to the Board
►Review and interpret Occidental’s Corporate Governance Policies and consider other governance issues
►Review and consider related party transactions
►Oversee the evaluation of the Board, its committees and the individual directors
►Evaluate and make recommendations to the Board regarding the compensation and benefits of non-employee directors

(2)Effective as of May 2, 2025. Mr. Poladian served as the chairperson from January 1, 2025 to May 1, 2025.

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE

MEMBERS: William R. Klesse (Chair) Andrew Gould(3) Jack B. Moore Kenneth B. Robinson Robert M. Shearer MEETINGS IN 2025: 4
PRIMARY RESPONSIBILITIES:
►Review and discuss with management the status of HSE performance, including compliance with applicable laws and regulations
►Review and discuss the results of internal compliance reviews and remediation projects
►Review and discuss with management Occidental’s environmental, health and safety performance and related initiatives

(3)From January 1, 2025 through May 1, 2025.

EXECUTIVE COMPENSATION COMMITTEE

MEMBERS: Avedick B. Poladian (Chair)(4) Jack B. Moore William R. Klesse Kenneth B. Robinson MEETINGS IN 2025: 5 The Compensation Committee’s report on executive compensation is on page 48.
PRIMARY RESPONSIBILITIES:
►Review the performance of the CEO and determine CEO compensation based on this evaluation
►Review and approve the compensation of all other executive officers
►Oversee the assessment of risks related to Occidental’s compensation policies and programs
►Administer Occidental’s equity-based incentive compensation plans and periodically review the performance of the plans

(4)Effective as of May 2, 2025. Mr. Moore served as the chairperson from January 1, 2025 to May 1, 2025.

SUSTAINABILITY AND SHAREHOLDER ENGAGEMENT COMMITTEE

MEMBERS: Vicky A. Bailey (Chair)(5) Andrew Gould Carlos M. Gutierrez Claire O’Neill Robert M. Shearer MEETINGS IN 2025: 3
PRIMARY RESPONSIBILITIES:
►Assist the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting thereon
►Review and oversee the company’s sustainability and social responsibility programs, policies and practices, including the Human Rights Policy, and oversee associated external reporting
►Oversee Occidental’s shareholder engagement program
►Review and monitor climate- and other sustainability-related public policy trends and related regulatory matters
►Review shareholder proposals related to environmental and social matters
►Oversee Occidental’s Political Contributions and Lobbying Policy and review Occidental’s political activities and expenditures
►Oversee the Charitable Contributions and Matching Gift Program

(5)Effective as of May 2, 2025. Mr. Gould served as the chairperson from January 1, 2025 to May 1, 2025.

2026 Proxy Statement
27

Corporate Governance
Director Engagement
Director Education and Orientation
Directors are provided with continuing education, including business-specific learning opportunities through site visits and briefing sessions led by internal experts or third parties on topics that are relevant to Occidental. During 2025, these sessions included continued briefings on business strategy, capital allocation considerations and key risks, as well as updates on both artificial intelligence (AI) projects and
STRATOS progress, research and development learnings and competitive and market dynamics. In addition, throughout 2025, management, including Government Affairs leadership, provided briefings on legislative, regulatory and public‑policy developments relevant to Occidental’s operations and their potential impacts on the company.
Directors are also encouraged to attend additional continuing education programs designed to enhance the performance and competencies of individual directors and the Board. For example, in 2025, directors attended external continuing education programs and conferences addressing a broad range of topics, including governance matters, enterprise risk management and artificial intelligence.
Each new director is provided with extensive onboarding materials and information covering director responsibilities, corporate governance practices and policies, business strategies, leadership structure and long-term plans concerning Occidental in order to enable the individual to perform the duties of a director. Orientation also includes individualized meetings with senior management and other key leaders.
Participation in regular Board and committee meetings also provides new directors with a strong foundation for understanding Occidental’s business, connects directors with members of management and accelerates their effectiveness. Directors have access to additional orientation and educational opportunities as they accept new or additional responsibilities on the Board or its committees. For example, each new chairperson also receives committee-specific onboarding (inclusive of meetings with management liaisons and other members of management, as applicable) and information to support their leadership role.
Director Attendance
The Board of Directors held eight meetings in 2025, one of which was principally devoted to strategic review. Each of the directors attended 100% of the aggregate number of meetings of the Board and of the Board committees on which he or she served. All of the directors then serving on the Board attended the 2025 Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders
is expected of directors as if it were a regular meeting of the Board.
Executive Sessions of the Independent Directors
The independent directors regularly meet in executive sessions at which no members of management are present. The independent directors held five executive sessions in 2025. The Board’s Independent Chairman chaired the executive sessions.
Strategy Oversight
The Board and its committees provide strategic guidance to management and oversight of Occidental’s business strategy throughout the year. Various elements of strategy are discussed at every Board meeting, as well as at many meetings of the Board’s committees.
Each year, the Board’s strategy oversight includes a dedicated discussion of significant risks and opportunities at the Board’s strategic planning meeting, which allows for an in-depth annual assessment of such risks and opportunities facing Occidental. At the 2025 strategic planning meeting, the Board continued its focus on the company’s assets and enabling technologies, as well as associated challenges and opportunities, and reviewed other important topics, such as the company’s existing uses of AI and potential opportunities for generative AI with respect to data analytics, as well as the associated risks. The Board also reviewed strategic, risk, market and other considerations relating to the OxyChem divestiture, including the strategic rationale for the transaction and the anticipated use of proceeds. Also, while
Occidental’s low-carbon ventures and carbon management platform is a topic that is a focus for the full Board throughout the year, it has continued to be a key topic of our annual strategic planning meeting in recent years. Given the variety of topics reviewed and the depth at which they are discussed, the annual strategic planning meeting affords the Board the opportunity to meet with expanded members of management, including internal subject-matter experts.
Risk Oversight
Risk oversight occurs at both the Board and committee levels. The Board is responsible for overseeing Occidental’s policies and procedures with respect to risk management, and it has empowered its committees with oversight of specific, material risks within each committee’s area of focus. Each of the Board’s committees is integral to the control and compliance aspects of risk oversight by the Board.
Each committee meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable. The frequency of committee meetings is intended to allow each committee adequate time for in-depth review and discussion of matters associated with its areas of responsibility. Each committee regularly reports to the Board regarding the committee’s discussion of issues and findings, as well as to make recommendations regarding appropriate changes or improvements.

28

Corporate Governance

BOARD OVERSIGHT
As part of its overall responsibility for overseeing Occidental’s policies and procedures with respect to risk management, the Board has empowered its committees with oversight of the risks and matters described below, which are tailored to each committee’s area of focus.

COMMITTEES

1	AUDIT
►Assists the Board in monitoring the company’s financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditor, the independent auditor’s performance and Occidental’s internal audit function
►Oversees information technology (IT) security programs, including cybersecurity
►Oversees Occidental’s Enterprise Risk Management (ERM) program and Code of Business
Conduct compliance program

2	CORPORATE GOVERNANCE AND NOMINATING
►Oversees the Corporate Governance Policies, Board composition and refreshment, Board committee leadership and membership and Board, committee and individual director performance evaluations
►Administers the company’s Related Party Transactions Policy

3	ENVIRONMENTAL, HEALTH AND SAFETY	►Oversees compliance with applicable HSE laws and regulations ►Oversees the company’s Operating Management System, including results of internal compliance reviews ►Oversees remediation projects

4	EXECUTIVE COMPENSATION
►Oversees the risk assessment related to the company’s compensation policies and programs applicable to executive officers and other employees, including the determination of whether any such policies and programs encourage unnecessary or excessive risk-taking

5	SUSTAINABILITY AND SHAREHOLDER ENGAGEMENT
►Assists the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting thereon
►Oversees the company’s sustainability and social responsibility programs, policies and practices, including the Human Rights Policy
►Oversees Occidental’s Political Contributions and Lobbying Policy and Charitable Contributions
and Matching Gift Program
►Oversees the shareholder engagement program

ROLE OF MANAGEMENT
Senior leadership, including the ERM Council (a group of senior executives responsible for governance and oversight of the ERM program), manages risks. Occidental maintains internal processes and controls to facilitate risk identification and management.
As part of Occidental’s governance and risk management processes, senior management regularly reports to the Board and/or its committees on financial, operational, human capital, cybersecurity, HSE and sustainability matters.

2026 Proxy Statement
29

Corporate Governance

OVERSIGHT OF CYBERSECURITY

Occidental recognizes the importance of monitoring cyber risk. At the management level, Occidental’s Chief Information Officer (CIO), who has over 20 years of IT and cybersecurity experience, heads the team responsible for implementing and maintaining cybersecurity and data protection practices across Occidental’s operations and reports directly to the President and CEO. Occidental’s CIO regularly reviews risk management measures and the overall cyber risk strategy implemented and maintained by the company. The CIO receives regular updates on Occidental’s cybersecurity program and monitors the prevention, detection, mitigation and remediation of cybersecurity incidents through reports from the company’s cybersecurity leaders, each of whom is supported by a team of trained cybersecurity professionals. In addition to Occidental’s extensive in-house cybersecurity capabilities, Occidental engages assessors, consultants, auditors or other third parties when necessary to assist with assessing, identifying and managing cybersecurity risks.
At the Board level, the Audit Committee oversees Occidental’s IT security programs, including cybersecurity, which includes review of possible external threats and potential mitigations. In addition to Audit Committee oversight, the Board reviews the company’s cybersecurity program at least annually. In that review, the CIO briefs the full Board on cybersecurity and data protection matters, including analysis and review of the measures implemented by the company to identify and mitigate cybersecurity risks. Occidental also has protocols by which material cybersecurity incidents, if any, are to be reported to the Audit Committee and/or the Board, as appropriate.
In addition to the above, Occidental’s cybersecurity practices are reviewed as part of the company’s standard general IT controls.
Business network and industrial control systems (ICS) cybersecurity risks are handled by separate and dedicated Occidental teams and are incorporated into Occidental’s ERM program.

OVERSIGHT OF HUMAN CAPITAL AND CULTURE

Occidental understands the importance of attracting, retaining and motivating top talent at all levels within the company and strives to create an environment where employees’ differences are appreciated, celebrated and encouraged. At the management level, the company has a dedicated Vice President of Human Resources (HR) Strategy who, along with her team, is responsible for providing strategic guidance and support to business leaders and executives in furtherance of these goals. The HR department supports several voluntary Employee Resource Groups, which promote peer engagement and education to help advance inclusion and a sense of belonging of employees with common interests.
At the Board level, the Sustainability and Shareholder Engagement Committee reviews and discusses the company’s human capital strategy at least annually. In connection with this review, in February 2025, the then-Vice President of HR Strategy and Services updated the Committee regarding employee demographics, employee engagement, workforce development and other initiatives. The full Board also discusses senior management succession planning at least annually.

OVERSIGHT OF HSE & SUSTAINABILITY

Occidental appreciates the importance of HSE and sustainability matters and the impact related risks may have on the company’s operational and financial performance. At the management level, Occidental’s Vice President of Environmental and Sustainability leads the team responsible for managing the company’s environmental performance, HSE and sustainability reporting, and environmental and sustainability programs.
At the Board level, the full Board oversees HSE and sustainability matters, including those with respect to climate, as an integral part of its oversight of Occidental’s strategy and key risks. These matters are inherent to the company’s strategic plans and, accordingly, are incorporated into Board meeting presentations and discussions.
The Board’s committee structure is designed to provide the Board and its committees with the appropriate oversight of relevant HSE matters as well as relevant sustainability matters. The Environmental, Health and Safety Committee oversees and reviews the status of
HSE performance, including the company’s Operating Management System and compliance with applicable laws and regulations. It also reviews results of internal compliance reviews and remediation projects, among other things. The Sustainability and Shareholder
Engagement Committee assists the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting on the same. It reviews and monitors climate- and other sustainability-related public policy trends and related regulatory matters, and it also oversees Occidental’s sustainability and social responsibility programs, policies and practices, including the Human Rights Policy.

30

Corporate Governance
Shareholder Engagement
Occidental is committed to regular and transparent communication and engagement with its shareholders and other stakeholders.

In 2025, we engaged with shareholders representing >60% of our outstanding shares* * Based on average shares outstanding in 2025.
HOW WE ENGAGED WITH OUR
SHAREHOLDERS:
►We proactively engage with our largest
shareholders throughout the year,
including broad-based engagements in
the fall/winter to discuss governance,
environmental, sustainability, social and
other matters, and in advance of the
annual meeting to discuss agenda items
and any other topics of interest.
►We regularly conduct roadshows
targeting engagement with specific
investors and participate in industry
conferences to engage with a broad
group of investors.
►We also engage with investors through
virtual and in-person meetings, phone
calls and emails.
►We periodically meet with investor
advocacy groups, including
shareholder proponents, to better
understand their areas of focus and
expectations.
►We regularly report our shareholders’
views to the Board and respond
to feedback.
►Independent directors participated in
several of our engagement meetings.
►The Board’s Sustainability and
Shareholder Engagement Committee
oversees our shareholder engagement
program and provides an avenue for
shareholder feedback to be
communicated directly to the Board.

TOPICS DISCUSSED
WITH OUR SHAREHOLDERS:
►OxyChem divestiture
►Cash flow and shareholder return
priorities, including deleveraging
►Capital spending and activity levels
►Oil and gas inventory depth,
well performance and
operational differentiation
►Midstream outlook
►STRATOS progress and DAC
economics
►OLCV updates and cash flow potential
►Portfolio optimization
►Geopolitical and regulatory risks
►Board oversight of the
company’s strategy and risk
►Board composition and refreshment
►Design and structure of our executive
compensation program
►Climate, sustainability and human
capital matters

In November 2025, the U.S. Securities and Exchange Commission (SEC) announced that it would no longer substantively review and respond to most no-action requests seeking the exclusion of shareholder proposals under Rule 14a-8 of the Exchange Act of
1934. Following this announcement, after careful consideration and consultation with external legal counsel and review of Rule
14a-8 and prior SEC guidance on its application, Occidental determined that it had reasonable bases to exclude two shareholder proposals submitted by shareholder proponents for the 2026 Annual Meeting. Occidental’s bases for exclusion are detailed in the letters submitted on behalf of Occidental to the staff of the Division of Corporation Finance dated December 29, 2025, which can be accessed at https://www.sec.gov/rules-regulations/shareholder-proposals/2025-2026-responses-issued-under-exchange-act-
rule-14a-8. Members of management engaged with both shareholder proponents regarding these proposals and hope to continue the dialogue in the future.

Communications with Directors
Shareholders and other interested parties may communicate with any director by sending a letter to the director’s attention in care of
Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. The Corporate
Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless a director has requested that the Corporate Secretary forward correspondence unopened.

2026 Proxy Statement
31

Corporate Governance
Other Governance Matters
Related Party Transactions
Pursuant to Occidental’s Conflict of Interest Policy and Code of Business Conduct, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent from or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee. All potential conflicts of interest must be reported to a designated compliance officer. A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct which can be found at
www.oxy.com/investors/governance.
Pursuant to Occidental’s written policy on related party transactions, the Governance Committee reviews relationships and transactions in which Occidental and its directors, executive officers or their immediate family members participate if the amount involved exceeds
$120,000. To help identify related party transactions, each director and executive officer completes an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. Additionally, the accounting department reviews Occidental’s financial records for payments made to, or received from, related parties and the entities with which the related parties are affiliated, and reports any identified transactions to the legal department.
The Governance Committee reviews and approves, ratifies or rejects identified related party transactions. In approving, ratifying or rejecting a related party transaction, the Governance Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Pursuant to the policy, the Governance Committee approved and/or ratified transactions that qualified as related party transactions, including the following. Occidental entered into a purchase and sale agreement with Berkshire Hathaway Inc. (Berkshire), a greater than 5% beneficial owner of Occidental’s common stock, pursuant to which Berkshire agreed to acquire all of the issued and outstanding equity interests in OxyChem in an all‑cash transaction valued at approximately $9.7 billion, subject to customary purchase price adjustments. The transaction closed on January 2, 2026. Additionally, Corey N. Hardegree, the son-in-law of Jeff F.
Simmons, Senior Vice President and Chief Petrotechnical Officer, is employed by Occidental as a lead production optimization engineer for the company’s domestic oil and gas business. His total compensation for 2025 (consisting of his annual base salary, annual bonus and stock-based compensation) was less than $375,000. He also participated in the general welfare and benefit plans of Occidental. Mr. Simmons did not participate in the hiring of his son-in-law and does not participate in the performance evaluations or compensation decisions regarding his son-in-law.

32

Non-Employee Director Compensation
The Governance Committee periodically reviews non-employee director compensation and makes recommendations regarding changes to the program to the Board. The Governance Committee last reviewed non-employee director compensation in May 2024 with the assistance of Meridian as its independent compensation consultant. Meridian performed a robust review of Occidental’s non-employee director compensation program, which included a detailed comparison of Occidental’s non-employee director compensation program and practices against those of Occidental’s peer companies, the largest 200 companies in the S&P 500 and the full set of companies in the S&P 500. After careful consideration and discussion, the Governance Committee determined to restore non-employee director compensation to 2019 levels, except for the annual equity award for the Chairman of the Board, which was increased to be more competitive with market non-executive chair pay practices. With those changes, the Governance Committee believes the program is competitive and aligned with market practices. Therefore, it decided to not make any changes to the program for the 2025-2026 term.
Director Compensation Program
The non-employee directors receive a combination of cash, in the form of an annual retainer payable on a monthly basis, and stock-based compensation. Occidental does not provide option awards, non-equity incentive awards or retirement plans for non-employee directors.
The Independent Chairman of the Board and the committee chairs receive additional compensation for their service due to the increased responsibilities that accompany these positions. Ms. Hollub does not receive any compensation for her service as a director.
The following table describes the components of the non-employee director compensation program for the 2025-2026 term:

Compensation Element	Term Amount
Annual Cash Retainer	$125,000 for non-employee directors
$155,000 for Chairman of the Board
Annual Equity Award	$225,000 for non-employee directors
$405,000 for Chairman of the Board
Board or Committee Meeting Fees	None
Committee Chair Additional Annual Equity Award	$25,000 for each committee chaired
Annual Equity Award
The Board believes that director and shareholder interests should be aligned over the long term. In furtherance of this objective, the majority of non-employee director compensation is equity-based compensation. Directors may elect to receive their annual equity award in shares of common stock or in deferred common stock units.
Common Stock Award. Pursuant to the terms of the award, the director receives shares of common stock that are fully vested at grant but subject to transfer restrictions. 50% of the shares may not be sold or transferred until the earlier of the third anniversary of the grant date or the date of the director’s separation from service, and the remaining 50% may not be sold or transferred until the date of the director’s separation from service; provided, however, that all of the shares become transferable in the event of certain change in control events.
Deferred Stock Unit Award. Pursuant to the terms of the award, the director receives deferred stock units that are fully vested at grant but subject to deferred settlement. Each deferred stock unit is equivalent to one share of common stock and payable in shares of common stock upon the satisfaction of the deferral period. 50% of the deferred stock units are payable upon the earlier of the third anniversary of the grant date or the date of the director’s separation from service, and the remaining 50% are payable on the date of the director’s separation from service; provided, however, that all of the deferred stock units are payable in the event of certain change in control events.
All Other Compensation
Directors are eligible to participate in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors to certain qualified, eligible charitable organizations. The limit for such matching contributions is $7,500.
Occidental also reimburses non-employee directors for expenses related to their Board service, including hotel, airfare, ground transportation and meals.
Stock Ownership Guidelines
Each non-employee director is expected to beneficially own a number of shares of common stock or deferred stock units of Occidental having a market price equal to at least six times the annual cash retainer for non-employee directors within five years of his or her election to the Board. A director who does not meet the minimum ownership guideline may not sell any shares of Occidental common stock until he or she meets the ownership guideline and would continue to meet the ownership guideline following any such sale. As of March 1,
2026, each of the non-employee directors was in compliance, or on track to comply, with these guidelines.

2026 Proxy Statement
33

Non-Employee Director Compensation
Director Compensation Table
The table below summarizes the total compensation for each of the non-employee directors in 2025.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Vicky A. Bailey	$125,000	$250,014	$7,500	$382,514
Andrew Gould	$125,000	$250,014	$—	$375,014
Carlos M. Gutierrez	$125,000	$225,020	$—	$350,020
William R. Klesse	$125,000	$250,014	$—	$375,014
Jack B. Moore	$155,000	$405,021	$—	$560,021
Claire O’Neill	$125,000	$225,020	$—	$350,020
Avedick B. Poladian	$125,000	$250,014	$—	$375,014
Kenneth B. Robinson	$125,000	$250,014	$—	$375,014
Robert M. Shearer	$125,000	$225,020	$—	$350,020
(1)Equity awards are granted to each non-employee director on the first business day following the annual meeting. Prior to the grant date, directors are given the option to receive their annual equity awards as shares of common stock or as deferred stock units, as described above. In 2025, Ms. O’Neill and Secretary
Gutierrez elected to receive deferred stock units, while all other non-employee directors elected to receive shares of common stock. The grant date fair value reported in the table is calculated by multiplying the number of shares of common stock granted by a price per share of $38.81, the closing price of Occidental’s common stock on the NYSE on May 5, 2025. These grants are made in whole shares, with fractional share amounts rounded up to the nearest whole share.
For information regarding the total number of restricted shares and deferred stock units held by each director, see the Beneficial Ownership of Directors and Executive Officers table on page 65.
(2)Matching charitable contributions totaling $7,500 were made on behalf of Ms. Bailey pursuant to Occidental’s Matching Gift Program.

34

ADVISORY VOTE TO
APPROVE NAMED
EXECUTIVE OFFICER
COMPENSATION
THE BOARD
RECOMMENDS THAT
YOU VOTE “FOR”
THE ADVISORY VOTE
TO APPROVE NAMED
EXECUTIVE OFFICER
COMPENSATION
Occidental is submitting this proposal to its shareholders for an advisory vote to approve the compensation of its named executive officers
(Say-on-Pay vote) as disclosed in this proxy statement pursuant to Section 14A of the Exchange Act. At our 2023 annual meeting,
Occidental’s shareholders approved, on an advisory basis, a frequency of every year for casting advisory votes to approve named executive officer compensation. The next Say-on-Pay vote is expected to occur at our 2027 annual meeting.
The executive compensation program for the named executive officers includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders. The executive compensation program is described in the
Compensation Discussion and Analysis (CD&A) section beginning on page 35 of this proxy statement.
The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for strong performance that supports Occidental’s long-term strategic objectives and is competitive with industry practices. The executive compensation program is intended to:
►Align with shareholder interests and be responsive to shareholder feedback;
►Preserve performance accountability across the commodity price cycle;
►Build and encourage long-term share ownership;
►Provide a consistent retention incentive;
►Be straightforward and transparent for the benefit of executives and shareholders;
►Match or surpass prevailing governance standards for performance-based compensation; and
►Use relative and absolute performance measures for equity awards.
The Board recommends that shareholders support the following resolution for the reasons described in the CD&A:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Occidental’s named executive officers for 2025, as set forth in the CD&A, Summary Compensation Table and the other tables and narrative disclosures regarding named executive officer compensation set forth in this proxy statement.
A majority of the shares of common stock present in person or by proxy at the 2026 Annual Meeting and entitled to vote on this proposal must vote “FOR” the proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions.
Abstentions have the same effect as votes cast “AGAINST” the proposal. Broker non-votes have no effect on the vote. As in past years, your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of this advisory say-on-pay vote will be taken into account by the Compensation Committee in making future compensation decisions.

2026 Proxy Statement
35

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives and principles of Occidental’s 2025 executive compensation program for its named executive officers (NEOs), recent compensation decisions and the factors the
Compensation Committee considered in making those decisions. The following officers are Occidental’s NEOs for 2025:

VICKI HOLLUB President and Chief Executive Officer	SUNIL MATHEW Senior Vice President and Chief Financial Officer

RICHARD A. JACKSON Senior Vice President and Chief Operating Officer	KENNETH DILLON Senior Vice President and President, International Oil and Gas Operations	JEFF F. SIMMONS Senior Vice President and Chief Petrotechnical Officer

Other Compensation and Benefits	46
Additional Compensation Policies and Practices	47
Risk Assessment of Compensation Policies and Practices	48
Compensation Committee Report	48

36

Compensation Discussion and Analysis
Executive Summary
2025: Operational Excellence, Financial Resilience and Strategic Execution
Given the discipline and hard work of Occidental’s employees, the company delivered exceptional operational performance while reducing costs and enhancing efficiency across Occidental’s business units and corporate functions. Occidental set a new annual production record of 1.43 million barrels of oil equivalent per day, exceeding the high end of its guidance, while spending $300 million(1) less in capital expenditures than originally planned. Occidental reduced operating expenses by $275 million1 and achieved the company’s lowest lease operating expense per barrel of oil equivalent since 2021. This supported strong financial results and enabled the Board to increase the dividend by more than 8% to 26 cents per share effective as of the April 2026 common dividend.
Occidental also excelled in strategic execution throughout the year, positioning the portfolio to maximize value by increasing exposure to short-cycle, high-return assets while also advancing major projects aimed at delivering sustainable returns through the cycle. As part of its business strategy, Occidental completed the sale of its chemical business, OxyChem, in early January 2026 to further strengthen the company’s balance sheet through additional debt reduction and position it to deliver greater value from the company’s robust portfolio of oil and gas assets.
Despite challenging market conditions and a volatile commodity price environment, senior leadership delivered total spend per barrel and free cash flow before working capital that surpassed 2025 targets. This short-term execution laid important groundwork for the company’s
2026 capital plan and operational goals.
Pay-for-Performance Driven
For 2025, the Compensation Committee remained pay-for-performance driven, with an appropriate mix of short-term and long-term incentive compensation. This resulted in significant at-risk pay for Ms. Hollub at 90% and the other NEOs at an average of 84%. The
Compensation Committee will continue to responsibly oversee the effectiveness of Occidental’s executive compensation structure for strong alignment among executive officer compensation, company performance and the shareholder experience.
TARGET COMPENSATION CEO
TARGET COMPENSATION AVERAGE OF OTHER NEOS
90%
At-Risk
84%
At-Risk
Shareholder Supported and Guided
For the past five years, Occidental has received strong investor support for the company’s executive compensation program, which has guided the Compensation Committee’s actions.

Say-on-Pay	2021	2022	2023	2024	2025
Votes “For”	96.5%	97.0%	96.8%	96.7%	94.1%
Occidental’s directors and management remain dedicated to regularly engaging with shareholders and other stakeholders and soliciting their feedback on compensation, governance and other matters of interest. Throughout 2025 and the beginning of 2026, consistent with prior years, members of management participated in these discussions, with active independent director participation either directly or through oversight of the shareholder engagement program. This engagement supported the following Compensation Committee actions driven by shareholder feedback:

What We Heard	How We Responded
Maintain strong pay-for-performance alignment	Continued to use relative TSR and absolute CROCE metrics for PSUs
Maintained the performance-based portion of the LTI program at 60%
Evaluate use of CROCE as a metric for both the ACI and LTI awards	Determined to use free cash flow before working capital as a performance metric for the 2025 ACI award in place of CROCE
Disclose threshold and maximum goals for ACI financial metrics	Provided additional transparency around the ACI financial metrics (i.e., threshold and maximum goals)
Appreciate inclusion of sustainability metric	Maintained metric to drive near-term execution of sustainability strategy; aligned LCV efforts (5%) with Strategic/Innovation goals
(1)$575 million aggregate cost reduction compared to original fiscal year 2025 guide.

2026 Proxy Statement
37

Compensation Discussion and Analysis
Governance Features of the Executive
Compensation Program
The 2025 executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders.

WHAT WE DO
✓Pay for Performance. A substantial majority of NEO compensation is performance-based. The Compensation Committee reviews the metrics underlying the LTI program and ACI awards annually to evaluate their continued alignment with Occidental’s business priorities.
✓Listen to Shareholder Feedback. The Compensation Committee reviews and considers shareholder feedback. For example, it contributed to the Compensation Committee’s decisions to use free cash flow before working capital as a performance metric for the 2025 ACI award in place of CROCE, disclose the threshold and maximum levels for the financial metrics and maintain the sustainability metric for such award. Shareholder feedback also informed the Compensation Committee’s decision to continue the performance-based allocation of the 2025 LTI program at 60%.
✓Clawback in the Event of Misconduct. Occidental maintains a clawback policy which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Securities Exchange Act. In addition, the Compensation Committee has the authority to clawback ACI payouts and both time- and performance-based LTI awards for violations of Occidental’s Code of Business Conduct and related policies.
✓Emphasize Stock Ownership With Ownership Guidelines and Holding Requirements. CROCE and TSR awards are payable in shares of common stock and the net shares received for each vested RSU award are subject to a two-year holding period. In addition, the NEOs (as well as other officers) are subject to meaningful stock ownership guidelines, ranging from two to six times the officer’s annual base salary, and a holding requirement until such guidelines are met.
✓Monitor Compensation Program for Risk. The executive compensation program includes multiple features that are intended to appropriately mitigate excessive risk-taking. The Compensation Committee conducts an annual assessment of our executive compensation program to identify and minimize, as appropriate, any compensation arrangements that may encourage excessive risk-taking.
✓Use Double-Trigger Equity Vesting for Equity Awards. Pursuant to the Amended and Restated 2015 Long-Term Incentive
Plan (LTIP), equity awards vest in the event of a change in control only if there is also a qualifying termination of employment.
✓Use Relative and Absolute Performance Measures for Equity Awards. Performance equity is earned based on both relative shareholder returns and absolute financial returns, with TSR awards capped at target if Occidental’s absolute
TSR is negative and CROCE awards measured against an absolute performance target.

WHAT WE DON’T DO
✗No Dividend Equivalents on Unvested Performance Awards. Dividends and dividend equivalent rights are subject to the same performance goals as the underlying award and will not be paid until the performance award has vested and becomes earned.
✗No Hedging or Derivative Transactions of Company Equity Securities. Occidental’s directors, executive officers and all other employees are not permitted to engage in transactions designed to hedge or offset the market value of Occidental’s equity securities.
✗No Golden Parachute Payments. Our golden parachute policy provides that, subject to certain exceptions, Occidental will not grant golden parachute benefits (as defined in the policy) to any executive officer which exceed 2.99 times his or her salary plus ACI award without shareholder approval.
✗No Repricing of Stock Options. Other than in connection with a corporate transaction involving Occidental, Occidental does not permit the repricing of stock options or stock appreciation rights without shareholder approval.

38

Compensation Discussion and Analysis
Overview of the 2025 Executive
Compensation Program

		Element/ Purpose		CEO	Average Other NEOs	How Business Strategy and Goals Drive Target Value Determinations

Cash	Fixed	Base Salary Provides a competitive level of fixed compensation.
The Compensation Committee reviews base salaries annually and as circumstances warrant. As part of such review, the Compensation
Committee considers and evaluates compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessments with the intent to attract and retain highly talented executives.

	Variable / At-Risk	Annual Cash Incentive Motivates executives to achieve superior performance over a one- year period.
The Compensation Committee annually reviews the metrics and
targets underlying the ACI award, and their relative weightings, with an aim to incentivize the NEOs in the short term to excel in areas that are aligned with Occidental’s business objectives.
For the 2025 ACI award, the Compensation Committee determined to maintain the weighting of the financial metrics but, in response to shareholder and other stakeholder feedback regarding the recent use of CROCE as a metric for both the ACI and LTI awards, replace
CROCE with free cash flow before working capital as a performance metric to promote near-term capital discipline and shareholder value creation. See “Compensation Discussion and Analysis—Elements of
the 2025 Compensation Program—Annual Cash Incentive” beginning on page 41 for more information regarding the 2025 ACI award program approved by the Committee.

Stock Awards		Long-Term Incentives(1) Incentivizes executives to sustain long-term performance.	PSU Awards
The Compensation Committee annually reviews and determines a target LTI award package for each NEO based on an evaluation of compensation surveys, publicly available peer company data, the executive’s prior-year award value (as applicable), retention considerations, the balance of short-and long-term pay and internal pay equity.
The majority of the LTI award package for each NEO is
performance-based. The Compensation Committee annually
considers the performance criteria for PSU awards in light
of Occidental’s ongoing business objectives as well as the
macroeconomic environment.

		Provides a retention incentive that promotes sustained stock ownership and alignment with stock price performance.	RSU Awards

10%
16%
15%
15%
TSR
22.5%
TSR
20.7%
CROCE
22.5%
CROCE
20.7%
27.6%
30%
(1) Performance Share Units (PSUs); Restricted Stock Units (RSUs).

2026 Proxy Statement
39

Compensation Discussion and Analysis
Participants in the Executive Compensation
Decision-Making Process

Chairperson AVEDICK B. POLADIAN	WILLIAM R. KLESSE	JACK B. MOORE	KENNETH B. ROBINSON
Role of the Independent Compensation Committee
The Compensation Committee, composed entirely of independent members of the Board, is responsible for annually reviewing and approving all aspects of the Chief Executive Officer’s compensation, as well as annually reviewing and approving the compensation of all other NEOs. In performing these duties, the Compensation Committee obtains input, advice and information from senior management, members of Occidental’s Human Resources (HR) team and an independent compensation consultant, as further described below, throughout the year. The Compensation Committee also considers the views expressed by Occidental’s investors and shareholder advisory groups in making executive compensation decisions. The Compensation Committee uses publicly available data regarding the executive compensation practices of its compensation peer group (as defined below) as an additional tool but does not benchmark executive compensation to a specific percentile within the peer group.
Role of Senior Management
Ms. Hollub, as Chief Executive Officer, makes recommendations to the Compensation Committee regarding the compensation package for each of the other NEOs. Ms. Hollub and the Vice President of Human Resources are present for a portion of each Compensation
Committee meeting, but no senior executive is present when decisions regarding his or her compensation are discussed and determined.
Only the Compensation Committee sets Ms. Hollub’s compensation package. Senior members of the HR team and other members of senior management interact with the compensation consultant as necessary and prepare materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration and administration of executive compensation programs, plans and policies.
Role of the Independent Compensation Consultant
In 2025, the Compensation Committee engaged Meridian Compensation Partners, LLC (Meridian) as its compensation consultant to provide advice on various executive compensation matters. Meridian has served as the Compensation Committee’s compensation consultant since 2016. The Compensation Committee reviewed the independence of Meridian under SEC rules, the NYSE Listed
Company Manual standards and Occidental’s Independent Compensation Consultant Policy and found Meridian to be independent and without conflicts of interest. Occidental also participates in and reviews compensation surveys conducted by compensation consultants, including Meridian, in order to better understand external compensation practices, including with respect to executive compensation.
Role of Shareholders
Occidental maintains an ongoing dialogue with its shareholders. Members of Occidental’s senior management team and, on a case-by-case basis, one or more of Occidental’s independent directors, engage with shareholders through virtual and in-person meetings and phone calls. Input from these meetings regarding Occidental’s executive compensation policies and practices is reviewed by the
Compensation Committee and considered when making future compensation decisions. For the 2025 compensation year, for example, shareholder support for the pay-for-performance nature of Occidental’s executive compensation program informed the Compensation
Committee’s decision to continue the performance-based allocation of the LTI program at 60%. Shareholder feedback also contributed to the Compensation Committee’s decisions to use free cash flow before working capital as a performance metric for the 2025 ACI award in place of CROCE, disclose the threshold and maximum levels for the financial metrics and maintain the sustainability metric for such award.
Role of Peer Company Information
To evaluate how Occidental’s executive compensation program compares within the oil and gas industry, particularly with respect to award types, compensation mix, performance metrics and reported levels of compensation, the Compensation Committee reviews the executive compensation practices, programs and policies of a “compensation peer group,” as identified below. The Compensation Committee also reviews and considers oil and gas industry compensation surveys and related materials. This information is used only as a reference and not to establish compensation benchmarks, as the Compensation Committee does not benchmark executive compensation to a specific percentile within the compensation peer group. Occidental also maintains a “performance peer group” within the oil and gas industry, and the value of the TSR awards is dependent on Occidental’s three-year TSR performance as compared to the three-year TSR performance of the companies within the applicable performance peer group. The Compensation Committee regularly reviews these peer groups to assess whether they have reasonably similar business strategies, represent a mix of integrated and independent oil and gas companies
(including companies representative of different oil industry sectors such as upstream, downstream and integrated companies), are comparable with Occidental in enterprise value and/or assets, and generally compete against Occidental for investor dollars and/or executive talent.

40

Compensation Discussion and Analysis
In 2024, the annual routine review prompted the Compensation Committee to revise the 2025 compensation peer group. The
Compensation Committee determined that it was appropriate to remove Pioneer Natural Resources Company and Hess Corporation
considering M&A activity involving each company and add The Williams Companies, Inc., Schlumberger Limited, Diamondback Energy,
Inc., Dow Inc., LyondellBasell Industries N.V. and Halliburton Company to broaden the industry sectors and balance the size of companies represented.
In updating the 2025 compensation peer group, the Compensation Committee sought to address the persistent challenge of finding current independent peers of comparable size in a shrinking pool of peer companies with the backdrop of dynamic market conditions within our industries. Accordingly, the Compensation Committee expanded its review to include companies representative of different oil industry sectors to include upstream, midstream, downstream, integrated, oilfield services and chemical companies and considered, among other things, enterprise value and companies with which Occidental competes for talent. Consistent with its practice to not benchmark to a specific percentile within the peer group, the Compensation Committee did not seek direct alignment with pay levels or practices at peer companies when making the determination to update the 2025 compensation peer group. Going forward, the Compensation Committee will continue to evaluate the composition of the compensation and performance peer groups given company changes (e.g., the OxyChem divestiture), market conditions and other factors.

Company	Stock Ticker	Compensation Peers (2025)	Performance Peers (2025 TSR PSUs)	Enterprise Value at 12/31/25 ($ in billions)(1)
BP p.l.c.	BP	●	●	$148.4
Chevron Corporation	CVX	●	●	$344.3
ConocoPhillips	COP	●	●	$132.9
Diamondback Energy, Inc.	FANG	●		$65.7
Dow Inc.	DOW	●		$32.6
EOG Resources, Inc.	EOG	●	●	$61.6
ExxonMobil Corporation	XOM	●	●	$543.4
Halliburton Company	HAL	●		$30.4
LyondellBasell Industries N.V.	LYB	●		$25.6
Marathon Petroleum Corporation	MPC	●		$87.2
Occidental Petroleum Corporation	OXY			$70.0
Phillips 66	PSX	●		$73.1
Schlumberger Limited	SLB	●		$67.8
Shell plc	SHEL	●	●	$253.9
TotalEnergies SE	TTE		●	$178.0
Valero Energy Corporation	VLO	●		$58.5
Williams Companies, Inc.	WMB	●		$103.7
S&P 500 Index	—		●	$—
(1)Source: S&P Capital IQ.
The chart below shows Occidental’s percentile rank versus its 2025 compensation peers for enterprise value and assets as of
December 31, 2025. Occidental fell within the middle of its compensation peers for enterprise value (44th percentile) and assets
(63rd percentile).

2026 Proxy Statement
41

Compensation Discussion and Analysis
Elements of the 2025 Compensation Program
Salary
The Compensation Committee believes that base salary should reward executives on a market-competitive basis for consistent, superior performance of job requirements and the achievement of short-term objectives. Salaries are evaluated by the Compensation Committee annually and as circumstances warrant. In determining base salary levels, the Compensation Committee reviews compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessments.
In connection with its annual review, the Compensation Committee approved increases in the base salaries for NEOs reflective of each executive’s scope of responsibilities and prior year performance and to remain competitive in attracting and retaining top executive talent.

NEO	2024 Salary	2025 Salary	Percentage Increase
Vicki Hollub	$1,575,000	$1,600,000	1.6%
Sunil Mathew	$750,000	$810,000	8.0%
Richard A. Jackson(1)	$795,000	$925,000	16.4%
Kenneth Dillon	$795,000	$840,000	5.7%
Jeff F. Simmons	$720,000	$755,000	4.9%
(1)Effective February 12, 2025, Mr. Jackson’s base salary was increased by $45,000 to $840,000, representing a 5.7% increase. Then, effective on or about
October 1, 2025, Mr. Jackson’s base salary was increased by $85,000 to $925,000 in connection with his promotion to the position of Chief Operating Officer.
Base salary represented, on average, 12.5% of the 2025 compensation packages of the NEOs, based on compensation as reported in the
Summary Compensation Table on page 49.
Annual Cash Incentive
The ACI award is intended to motivate executives to achieve superior company and individual performance over a one-year period. In the first quarter of each plan year, the Compensation Committee approves individual target award amounts for each executive officer based on a review of compensation surveys, publicly available peer company data, the executive’s prior-year award value, retention considerations, the balance of short- and long-term pay and internal pay equity. The amounts earned by each NEO under the ACI award for 2025, which were paid in the first quarter of 2026, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary
Compensation Table on page 49, as further described below.
Setting the ACI Award Target. In February 2025, in connection with its annual review, the Compensation Committee approved slight increases for the ACI award targets for Ms. Hollub and Messrs. Dillon and Jackson and moderate increases for the ACI award targets for
Messrs. Mathew and Simmons to align with market practices. All approved increases were also supported by strong 2024 performance.
Then, in October 2025, the Compensation Committee, in consultation with Meridian, determined to further increase Mr. Jackson’s ACI award target in connection with his promotion to Chief Operating Officer in light of publicly available peer company and other market data.

NEO	Target 2024 ACI Award	Target 2025 ACI Award	Percentage Increase
Vicki Hollub	$2,520,000	$2,560,000	1.6%
Sunil Mathew	$700,000	$810,000	15.7%
Richard A. Jackson(1)	$825,000	$925,000	12.1%
Kenneth Dillon	$825,000	$840,000	1.8%
Jeff F. Simmons	$700,000	$800,000	14.3%
(1)In February 2025, Mr. Jackson’s target ACI award opportunity was set at $840,000, an increase of $15,000 from 2024, representing a 1.8% increase. Then, effective on or about October 1, 2025, Mr. Jackson’s target ACI award opportunity was increased by $85,000 to $925,000 in connection with his promotion to the position of Chief Operating Officer.
Structure of the ACI Award. Potential payouts under the ACI award range from 0% to 200% of the target award amount, based on actual company performance, and may be adjusted upward or downward by up to 25% based on individual NEO performance. No such individual adjustments were made for 2025.
Weighting the Metrics. The Compensation Committee annually reviews all facets of the ACI award, with an aim to incentivize the NEOs to excel in areas that are aligned with Occidental’s business objectives. For the 2025 ACI award, the Compensation Committee approved metrics related to the company’s total spend per barrel and free cash flow before working capital as well as strategy/innovation and sustainability goals. The Compensation Committee set target performance goals for each metric that it believed were rigorous based on
Occidental’s detailed capital program and business plan, projections from the strategic planning team and business unit heads, prior-year results and third-party forecasts relating to future market conditions and other external market factors.
Review and Final Determination. After determining the structure of the ACI award, at each regular meeting, Compensation Committee members receive updates regarding and review progress toward each target performance goal and, following the performance period, carefully analyze annual performance to inform the Compensation Committee’s payout determination.

42

Compensation Discussion and Analysis
2025 Annual Cash Incentive Award
2025 ACI Award Results. For the 2025 ACI awards, the award payout was determined by the company performance described in this section. Although the 2025 ACI program permitted the increase or decrease of the ACI award payout by up to 25% based on individual performance, the Compensation Committee did not make any such adjustments. Thus, for the 2025 ACI awards, all of the NEOs were paid at 125% of target based on the company performance noted below.

				Performance Levels(1)
	Weight	Potential Payout Range	Performance Metric	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Result as of 12/31/2025	Weighted Score
KEY CORPORATE OBJECTIVES	Financial
		0% - 70%	Total Spend per Barrel(2)	$30.74	$29.00	$27.26	$28.21	50%
		0% - 70%	Free Cash Flow before Working Capital(3)	$2.9B	$3.8B to $4.1B	$5.6B	$4.28B	40%

	Strategic / Innovation
		0% - 30%	Technology / AI Applications	Improve Unconventional Reservoir Recovery and Project Inventory ►Prove 2 advanced recovery technologies through lab testing, modeling and/or field pilots ►Complete field development plans for 2 multi-year EOR projects, supporting EOR growth into unconventional assets ►Deploy 3 advanced completions and well spacing technologies to improve well performance and cost efficiency			Above Target(4)	20%

AI Advancement
►Develop and deploy at least 10 AI applications that
realize >$10 MM each of annual value impact to our
business through either efficiency gains and/or
improved performance
►Develop AI tools for improved reservoir characterization
that enable better well results (with success to be
measured by comparisons of predictive and actual
well results)

		0% - 10%	Low Carbon Ventures	Advance Carbon Management Platform ►Achieve STRATOS commercial operation ►Advance the efficiency and effectiveness of Carbon Engineering’s (CE) direct air capture (DAC) technology ►1 TX-LA sequestration hub achieves Class VI certification			At Target(5)	5%

	Sustainability
		0% - 20%	Emissions Reduction Projects	Reduce Emissions ►Deploy at least 5 emissions reduction projects or operational changes that reduce direct GHG or other air emissions ►Implement at least 3 actions that reduce indirect energy use GHG emissions or advance low carbon intensity energy technologies ►Deploy proven emissions detection technologies and increase the frequency of emissions surveys or measurements to accelerate the identification and mitigation of air emission sources			At Target(6)	10%
	TOTAL PAYOUT:							125%
70%
20%
10%

2026 Proxy Statement
43

Compensation Discussion and Analysis
(1)No payouts are made in respect of a financial performance goal under the ACI award unless the applicable threshold performance level for such performance goal is achieved.
(2)“Total Spend per Barrel” (TSPB) applies to continuing operations and equals the sum of SG&A, OPEX and CAPEX, divided by MMboe. For purposes of the ACI award, “SG&A” or “selling, general and administrative expenses” means total SG&A and other operating and non-operating expenses for the company, prior to any accrual for the 2025 ACI award; “OPEX” or “operating expenses” means total upstream oil and gas lease operating expenses; “CAPEX” or
“capital expenditures” means total capital investment for the company; and “MMboe” means total million “Boe,” or barrels of oil equivalent, produced in the year.
(3)Free Cash Flow before Working Capital is defined as cash flows from operations before changes in working capital less capital expenditures (net of contributions from non-controlling interest).
(4)The Compensation Committee decided that the target metrics for technology/AI applications were met above target, with the rationale summarized below:
►Occidental progressed at least five advanced recovery methods through lab testing, modeling and/or field pilots across its U.S. Onshore assets in 2025.
These methods improved well performance and recovery by reenergizing the reservoir, reducing interfacial tension and/or altering the wettability of the formation. Demonstration projects executed in 2025 spanned multiple fields across the Permian and DJ Basins with additional methods pending execution at year-end.
►Occidental deployed multiple completions technologies to improve well performance and cost efficiency. These technologies are designed to enable improvements through more efficient operations and enhanced data collection. Technologies allow for multiple wells completions at once, continuous pumping, automated completions or enhanced data collection through various vendor products. These technologies were utilized across five frac cores and multiple fields within the Permian Basin throughout 2025.
►Occidental continued efforts to strengthen its portfolio of execution-ready Unconventional EOR projects by completing development plans for multi-year injection projects. Additionally, Occidental created the EOR Ventures organization to accelerate the development and deployment of this long-term growth opportunity.
►In 2025, Occidental developed 20 AI projects that each range from $10-$90 million in estimated annual benefit. At year-end, 14 of these projects had been deployed, four were in the piloting phase, and two remained under development.
►In 2025, Occidental developed several new AI tools for reservoir characterization that improve our subsurface understanding. These tools have been incorporated into traditional geoscience platforms for business application. Blind testing of results has confirmed that predictive results are improved.
(5)The Compensation Committee also determined that the target metrics for low carbon ventures were met at target, with the rationale summarized below:
►In 2025, Occidental commissioned the STRATOS wet loop and added chemical to commence CO2 capture. It also progressed central processing and calciner commissioning with an initial calciner burner testing.
►Occidental achieved pilot-scale success in multiple next-generation technologies designed to reduce the equipment, materials and energy required for CE’s
DAC technology, proceeding with incorporation into the CE Innovation Center demonstration plant. Such advancements are expected to enable operational footprint and cost reductions.
►Occidental obtained Class VI sequestration permits and authorization to inject from the U.S. EPA in 2025 for the Brown Pelican sequestration facility associated with STRATOS.
(6)The Compensation Committee also determined that the target metrics for emission reduction projects were met at target, with the rationale summarized below:
►Occidental implemented more than 10 emissions reduction projects in 2025 involving hundreds of facilities and wells and thousands of pieces of equipment across our oil and gas operations, including facility consolidations to remove compressors, tanks and other equipment; upgrades of vapor recovery systems;
implementation of compressor emission controls; additional fuel gas metering; continuing removal or conversion of gas-driven pneumatic devices; ongoing field and equipment electrification; and expansion of takeaway capacity in Oman to reduce flaring.
►Occidental entered into three power purchase agreements for renewable energy in Texas; installed solar canopies at parking lots in Oman’s residential camps;
and continued to advance low-carbon technologies with partners, including demonstration projects using TerraLithium’s patented direct lithium extraction process from geothermal brine.
►Occidental implemented multiple complementary methane detection technologies in 2025, including voluntary leak detection and repair surveys, flare destruction and removal efficiency testing, and an increased frequency and coverage of aerial methane surveys using aircraft or drones to further accelerate and validate our Find It/Fix It program.
Long-Term Incentive Program
The majority of NEO compensation is determined by Occidental’s long-term performance. The LTI awards are intended to motivate and incentivize executives to achieve results (including stock price performance) that are consistent with Occidental’s strategic business objectives. The Compensation Committee believes that long-term incentive compensation should represent the largest portion of each
NEO’s total compensation package and that the levels of payout ultimately achieved should reflect Occidental’s performance, both relative to peer company performance and on an absolute basis. During the process of determining the NEOs’ LTI compensation packages for
2025, the Compensation Committee evaluated many factors, including:
►Alignment of executive officer pay to achieving long-term growth in shareholder value;
►Linkage of any above-target payouts to superior performance and absolute returns;
►Shareholder feedback regarding long-term compensation metrics;
►Competitiveness with the compensation programs of peer companies;
►Impact of commodity prices on Occidental’s stock price and financial performance; and
►Allocation of total compensation between long-term and short-term components.

44

Compensation Discussion and Analysis
2025 Long-Term Incentive Program. The 2025 LTI program consisted of two PSU awards (one based on Occidental’s relative and absolute TSR and the other based on absolute CROCE performance) and a time-based RSU award as follows:
30%
CROCE Award
40%
RSU Award
30%
TSR Award
Forfeiture and change in control provisions applicable to the awards are discussed in more detail in the Potential Payments upon
Termination or Change in Control table and the accompanying footnotes beginning on page 56.
Setting the LTI Award Target. In February 2025, in connection with its annual review, the Compensation Committee approved modest increases for the LTI award targets for NEOs.

NEO	Target 2024 LTI Award	Target 2025 LTI Award	Percentage Increase
Vicki Hollub	$11,800,000	$12,250,000	3.8%
Sunil Mathew	$3,200,000	$3,300,000	3.1%
Richard A. Jackson(1)	$3,600,000	$3,700,000	2.8%
Kenneth Dillon	$3,600,000	$3,700,000	2.8%
Jeff F. Simmons	$3,100,000	$3,200,000	3.2%
(1)Excludes the one-time grant of RSUs valued at $1,500,000 in connection with Mr. Jackson’s promotion to the position of Chief Operating Officer, which is discussed in more detail below.
Total Shareholder Return (TSR) Award. The Compensation Committee believes that the comparison of Occidental’s three-year TSR to peer companies’ TSR over the same period is an objective external measure of Occidental’s effectiveness in translating its results into shareholder returns. TSR is the change in price of a share of common stock plus reinvested dividends, over a specified period of time, and is an indicator of management’s achievement of long-term growth in shareholder value. Payout of the TSR award is based on Occidental’s three-year TSR as compared to the three-year TSR of the performance peers identified on page 40. The TSR award is denominated in
PSUs, each of which is equivalent to one share of common stock. The percentage of target PSUs that will be payable at the end of the three-year performance period, which began January 1, 2025 and ends December 31, 2027, will depend on Occidental’s relative and absolute TSR performance.
If Occidental’s absolute TSR is negative over the performance period, then, irrespective of Occidental’s ranking within the peer group, the payout of the TSR award is capped at no more than target. A table illustrating the potential payout of the TSR award based on relative and absolute TSR performance is set forth below:

TSR Ranking	% of Target PSUs Earned
#1	200%
#2	180%
Between #2 and #8	Linearly interpolated between 25% and 180%
#8	25%
#9	0%
For payout above 100%, Occidental’s absolute TSR must be positive.

2026 Proxy Statement
45

Compensation Discussion and Analysis
An example of the interpolation calculation if Occidental ranked fourth among its TSR performance peers with respect to the 2025 TSR awards is as follows:

TSR Ranking	Formula Points	Company	Standing	% of Target PSUs Earned
#1		AAA	22.50%	200%
#2	B	BBB	20.00%	180%
#3		CCC	17.50%	Linearly interpolated between 25% and 180%
#4		OXY	15.00%
#5		DDD	12.50%
#6		EEE	10.00%
#7		FFF	7.50%
#8	A	GGG	5.00%	25%
#9		HHH	2.50%	0%
Interpolation Formula = 25% + [(180% - 25%) x ((OXY TSRI – A) / (B – A))] Interpolation Formula = 25% + [155% x ((15% - 5%) / (20% - 5%))]
Example Interpolation Payout Result = 128.3%
The cap on the TSR award payout if absolute TSR performance over the performance period is negative is intended to reinforce the pay-for-performance nature of the compensation program. Cumulative dividend equivalents will be paid in cash at the end of the three-year performance period and will be paid only on the number of PSUs earned.
No Payout of 2023 TSR Awards. No amounts were earned under the 2023 TSR awards, which had a performance period that ended on
December 31, 2025 and were structured similarly to the 2025 TSR awards described above.
Cash Return on Capital Employed (CROCE) Award. The CROCE award is designed to focus executives on the efficient use of capital by promoting discipline in capital allocation decisions. CROCE is a transparent measure of how efficiently Occidental uses its capital and is calculated from Occidental’s audited financial statements with no adjustments for special items. The Compensation Committee aims to set the CROCE performance targets at a challenging level for each performance period based on our capital program, multi-year business plan and strategy, projections from our strategic planning teams, historical results and third-party forecasts relating to future market conditions. The CROCE award is denominated in PSUs, each of which is equivalent to one share of common stock. The percentage of target PSUs that become payable at the end of the applicable three-year performance period depends on Occidental’s absolute CROCE during the performance period. A table illustrating the potential payout of the 2025 CROCE award based on three-year CROCE performance is set forth below:

CROCE Performance Targets(1)	% of Target PSUs Earned(2)
CROCE of ≥ 21%	200%
CROCE of 19%	100%
CROCE of 17%	25%
CROCE < 17%	0%
(1)See page 73 for the formula to calculate CROCE.
(2)Payout percentages for CROCE values between 17% and 21% to be determined using linear interpolation between 25% and 200% of target, with a target payout at a CROCE of 19%.
Our CROCE performance targets were set at a slightly lower level for the 2025 CROCE award compared to the 2024 CROCE award to reflect operating and financial plans that incorporated expectations, based on both internal and third-party projections and analyses, for a less favorable commodity price environment over the three-year performance period of the 2025 CROCE award as compared to the prior performance period; considering these factors, the Compensation Committee believes that the 2025 CROCE award performance targets were set at a rigorous level for value creation and were at least as challenging as those for the 2024 CROCE award.
Payout of 2023 CROCE Awards. For the 2023 CROCE award, which had a performance period that ended on December 31, 2025,
Occidental achieved a three-year CROCE of approximately 21.1% as of the end of the performance period, which exceeded the target performance level of such CROCE award. Thus, the Compensation Committee approved a payout result of 104.6%.
Restricted Stock Unit (RSU) Award. The 2025 RSU award vests ratably over three years with one-third vesting on each of February 28,
2026, 2027 and 2028, subject to continued employment.
In addition, in connection with Mr. Jackson’s promotion to the position of Chief Operating Officer during October 2025, the Compensation
Committee approved a one-time RSU award to Mr. Jackson valued at $1,500,000 following consultation with Meridian and review of pertinent information, including market compensation data, to align with market practices and increase his alignment with shareholders.
The RSU award vests in equal annual installments over a three-year period subject to Mr. Jackson’s continued service through the applicable vesting dates.
Each RSU is equivalent to one share of common stock, and payment for a vested RSU award will be made solely in shares of common stock. The shares of stock ultimately received by the NEO pursuant to the RSU award are subject to a two-year post-vesting holding period. Dividend equivalents are accrued and paid out upon vesting.

46

Compensation Discussion and Analysis
Other Compensation and Benefits
Qualified Defined Contribution Plans
Occidental does not have a defined benefit pension plan that provides NEOs a fixed monthly retirement payment. Instead, all salaried employees on the U.S. payroll, including the NEOs, are eligible to participate in one or more tax-qualified defined contribution plans.
Savings Plan. For 2025, the defined contribution 401(k) savings plan (Savings Plan) permitted employees to save a percentage of their eligible annual salary, which was up to $350,000 (the limit set by IRS regulations), and employee pre-tax contributions were limited to
$23,500. Employees may direct their contributions to a variety of investments. Occidental matches two dollars for every one dollar the employee contributes up to 2% of eligible pay, plus an additional dollar-for-dollar match on the next 3% of eligible pay. The NEOs are fully vested in their account balances under the Savings Plan. The amounts contributed by Occidental to the Savings Plan are included in the
“All Other Compensation” column of the Summary Compensation Table on page 49.
Retirement Plan. The defined contribution retirement plan (Retirement Plan) is funded annually through a reallocation process from the employee’s Supplemental Retirement Plan II (SRP II) account balance (described below). Because the exact amount that could be contributed to the Retirement Plan without exceeding governmental limits cannot be determined until the end of the year, the reallocation process has been developed to maximize the amount contributed each year to a tax-qualified defined contribution plan. The Retirement
Plan is company-funded, and employees may not contribute to the Retirement Plan. The NEOs are fully vested in their account balances under the Retirement Plan. The amounts allocated to the Retirement Plan are included in the SRP II contributions by Occidental in the
“All Other Compensation” column of the Summary Compensation Table on page 49.
Nonqualified Deferred Compensation Plans
Occidental maintains two nonqualified deferred compensation plans: (i) the SRP II and (ii) the Modified Deferred Compensation Plan
(MDCP). The purpose of the SRP II is to provide eligible employees, including the NEOs, with benefits to compensate them for maximum limits imposed by law on the amount of contributions that may be made to Occidental’s tax-qualified defined contribution plans.
The purpose of the MDCP is to provide key management and highly compensated employees the ability to accumulate additional retirement income through deferrals of compensation.
Additional information regarding the terms and conditions of the SRP II and the MDCP is provided in “Nonqualified Deferred
Compensation” on pages 53 and 54. Amounts contributed to the SRP II on behalf of the NEOs are included in the “All Other
Compensation” column of the Summary Compensation Table on page 49 and above market earnings under the plans are included in the
“Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 49. None of the executive officers made contributions to the MDCP or SRP II in 2025. The contributions, aggregate earnings, withdrawals and aggregate balances for the
NEOs in the SRP II and MDCP with respect to 2025 are shown in the Nonqualified Deferred Compensation table on page 54.
Retirement Policy
Each of Occidental’s NEOs and certain other key employees are eligible participants under the Occidental Petroleum Corporation
Retirement Policy. See “Executive Severance and Change in Control—Retirement Policy” on page 55 for a description of the policy.
Other Personal Benefits
Occidental provides a limited number of other personal benefits for its NEOs, which, in 2025, consisted principally of fees related to excess liability insurance and financial counseling which are included in the “All Other Compensation” column of the Summary Compensation
Table on page 49.

2026 Proxy Statement
47

Compensation Discussion and Analysis
Additional Compensation Policies and Practices
Stock Ownership Guidelines
Occidental’s stock ownership guidelines are intended to more closely align the interests of the NEOs and other officers with those of the company’s shareholders. The ownership guidelines range from two to six times the officer’s annual base salary, based on position, as illustrated below:

Position	Multiple of Base Salary
Chief Executive Officer	6
Chief Financial Officer	4
Chief Operating Officer	4
Senior Vice Presidents	3
Vice Presidents	2
An officer who does not meet the minimum ownership guidelines may not sell any shares of Occidental common stock until he or she meets the ownership guidelines and would continue to meet the ownership guidelines following any such sale. Unvested performance-based stock awards, unvested PSUs and unexercised stock options do not count toward satisfaction of the stock ownership guidelines. Officers subject to the guidelines are expected to comply within five years of the date the individual is first elected to the office.
As of March 1, 2026, each of the NEOs was in compliance with these guidelines.
Equity Grant Practices
The Compensation Committee generally approves annual equity awards each year at its regularly scheduled Compensation Committee meeting in February. Consistent with such practice, at its regularly scheduled February 2025 meeting, the Compensation Committee approved 2025 equity grants pursuant to the LTI program with a grant date of March 1, 2025. The grant date fair value of each of the
CROCE and RSU awards was based on the closing price of Occidental’s common stock on the NYSE on the grant date, and the grant date fair value of the TSR award also incorporates the estimated payout percentage of the award as of the grant date. Awards may also be granted throughout the year, generally in instances of new hires, promotions or other special occasions. In addition, as specifically authorized by the terms of the LTIP, Ms. Hollub and our Vice President, Human Resources have been delegated the authority to grant equity awards in certain circumstances to new employees and to grant equity awards to Occidental’s employees who are not executive officers, in each case, within specified limits.
During 2025, the Compensation Committee did not take into account any material non-public information when determining the timing and terms of equity incentive awards, and Occidental did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During 2025, Occidental also did not grant any equity awards to any of the NEOs other than at its regularly scheduled February 2025 meeting, except for the RSU award granted in October 2025 to Mr. Jackson in connection with his promotion to the position of Chief Operating Officer. Occidental did not grant any stock options or stock appreciation rights to the NEOs at any time in 2025. Occidental may change its equity grant practices in the future.
Potential Recoupment of Compensation Due to Misconduct
Occidental maintains the Occidental Petroleum Corporation Clawback Policy, which is intended to comply with the requirements of NYSE
Listing Standard 303A.14 implementing Rule 10D-1 under the Securities Exchange Act. In the event Occidental is required to prepare an accounting restatement of Occidental’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, Occidental will recover the excess incentive-based compensation received by any covered executive officer, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
In addition, Occidental may recoup certain compensation (including both time- and performance-based LTI awards) from executive officers in the event of misconduct pursuant to the terms of Occidental’s Code of Business Conduct, the ACI awards and the LTIP. Occidental’s
Code of Business Conduct prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country or engaging in unethical conduct during the course of his or her employment. The Audit Committee oversees compliance with the Code of Business Conduct and has implemented procedures, including a compliance helpline, to encourage prompt reporting of violations or suspected violations of the Code of Business Conduct, without fear of retaliation. In general, misconduct may have several consequences, including:
►Disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation;
►Forfeiture of stock awards, in whole or in part, in the case of an employee’s termination for cause; and
►Forfeiture or reduction of the ACI award for violations of the Code of Business Conduct or related policies.
In addition, the LTIP includes a provision that gives Occidental the contractual right to recoup awards where a participant has breached
Occidental’s Code of Business Conduct by violating applicable law or company policy or engaging in unethical conduct.

48

Compensation Discussion and Analysis
Risk Assessment of Compensation Policies
and Practices
Although the majority of the executive compensation program is performance-based, the Compensation Committee believes Occidental’s compensation programs do not encourage unnecessary or excessive risk-taking. In reaching its conclusion, the Compensation Committee reviewed the findings of a risk-taking analysis performed by its independent compensation consultant, Meridian. The Compensation
Committee concurred with Meridian’s finding that Occidental’s compensation programs include multiple features that appropriately mitigate excessive risk-taking and that the compensation programs do not encourage excessive risk-taking. With respect to the executive compensation program, the compensation features that are indicative of appropriate risk-taking include:
►Diversified Performance Metrics. The ACI award and LTI awards consider multiple performance criteria, rather than a single metric.
►Balanced Pay Mix. The total compensation opportunity features an effective balance between short- and long-term compensation components.
►Capped Awards. Performance-based stock awards and the ACI award are capped as a percentage of the targeted award and payout of the TSR award is capped at target if Occidental’s absolute TSR is negative over the performance period.
►Stock Ownership Guidelines and Holding Periods. Meaningful stock ownership guidelines and holding requirements for executives encourage a long-term perspective and require holding stock for extended periods.
►Clawback Provisions. The ACI award and LTI awards are subject to clawback provisions beyond legal requirements, including forfeiture and recoupment provisions of awards in the event of violations of Occidental’s Code of Business Conduct.
►Anti-Hedging Provisions. Occidental’s executive officers, directors and other employees are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of
Occidental’s securities.
►Insider Trading Policy. Occidental has adopted an insider trading policy (the Insider Trading Policy) governing the purchase, sale, and/or other dispositions of its securities by its directors, officers, employees, contractors and certain entities. Occidental believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards applicable to the company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis section for the year ended December 31, 2025. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for the 2026 Annual Meeting of Shareholders.
Respectfully submitted,
THE EXECUTIVE COMPENSATION COMMITTEE
Avedick B. Poladian (Chair)
William R. Klesse
Jack B. Moore
Kenneth B. Robinson

2026 Proxy Statement
49

Executive Compensation Tables
Summary Compensation

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Vicki Hollub President and Chief Executive Officer	2025	$1,596,781	$—	$12,298,207	$—	$3,200,000	$238,572	$722,409	$18,055,969
	2024	$1,564,959	$—	$12,640,152	$—	$3,402,000	$214,438	$713,512	$18,535,061
	2023	$1,472,603	$—	$12,028,476	$—	$3,375,000	$174,726	$684,214	$17,735,019
Sunil Mathew Senior Vice President and Chief Financial Officer	2025	$802,274	$—	$3,313,093	$—	$1,012,500	$65,819	$258,319	$5,452,005
	2024	$743,306	$—	$3,427,914	$—	$945,000	$57,543	$259,999	$5,433,762
	2023	$670,411	$—	$3,457,479	$—	$1,050,000	$44,919	$264,122	$5,486,931
Richard A. Jackson Senior Vice President and Chief Operating Officer	2025	$855,630	$—	$5,214,694	$—	$1,156,300	$96,242	$288,496	$7,611,362
	2024	$790,314	$—	$3,856,461	$—	$1,113,800	$86,950	$287,153	$6,134,678
	2023	$753,151	$—	$3,742,166	$—	$1,200,000	$71,228	$279,206	$6,045,751
Kenneth Dillon Senior Vice President and President, International Oil and Gas Operations	2025	$834,205	$—	$3,714,664	$—	$1,050,000	$129,352	$302,460	$6,030,681
	2024	$790,314	$—	$3,856,461	$—	$1,113,800	$120,068	$305,123	$6,185,766
	2023	$753,151	$—	$3,742,166	$—	$1,237,500	$101,562	$315,989	$6,150,368
Jeff F. Simmons Senior Vice President and Chief Petrotechnical Officer	2025	$750,493	$—	$3,212,724	$—	$1,000,000	$150,584	$255,771	$5,369,572
	2024	$713,306	$—	$3,320,777	$—	$945,000	$145,463	$254,194	$5,378,740
	2023	$665,890	$—	$3,346,000	$—	$1,050,000	$125,733	$273,937	$5,461,560
(1)For 2025, amounts shown represent the aggregate grant date fair value of the CROCE, RSU and TSR long-term incentive awards granted to the NEOs, as applicable. The grant date fair value of each of the CROCE and RSU awards equals the target number of stock units granted multiplied by Occidental’s closing stock price on the grant date (or the last trading day prior to the grant date). The grant date fair value of the TSR award is calculated based on a
Monte-Carlo valuation on the date of grant, determined under Financial Accounting Standards Board Accounting Standard Codification Topic 718 (FASB
ASC 718). See Note 14 to the Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K regarding assumptions underlying the valuation of the TSR award. The maximum values of the 2025 TSR awards as of the grant date for Ms. Hollub, Mr. Mathew, Mr. Jackson, Mr. Dillon, and
Mr. Simmons were approximately $7.4 million, $2 million, $2.2 million, $2.2 million, and $1.9 million, respectively. The maximum values of the 2025 CROCE awards as of the grant date for Ms. Hollub, Mr. Mathew, Mr. Jackson, Mr. Dillon, and Mr. Simmons were approximately $7.4 million, $2 million, $2.2 million,
$2.2 million and $1.9 million, respectively. The RSU awards have no above-target payout scenario. For more information, see “Compensation Discussion and Analysis—Elements of the 2025 Compensation Program—Long-Term Incentive Program” beginning on page 43.
(2)Amounts shown represent the final, earned ACI award. For more information regarding the 2025 ACI award, see “Compensation Discussion and
Analysis—Elements of the 2025 Compensation Program—Annual Cash Incentive” beginning on page 41.
(3)Amounts shown represent the amount of any above-market earnings on nonqualified deferred compensation for the NEOs. For more information on nonqualified deferred compensation, see “Executive Compensation Tables—Nonqualified Deferred Compensation” on page 53.
(4)The following table shows “All Other Compensation” amounts for 2025 for the NEOs. In accordance with SEC rules, benefits that are generally available to all full-time salaried U.S. employees, such as medical, dental, life insurance, health savings and flexible spending accounts, are not shown.

	V. Hollub	S. Mathew		R. Jackson	K. Dillon	J. Simmons
Savings Plan(a)	$24,500		$24,500	$24,500	$24,500		$24,500
SRP II(b)	$682,566		$233,819	$263,996	$260,327		$231,271
Personal Benefits	$15,343	(c)	$—	$—	$17,633	(d)	$—
Total	$722,409		$258,319	$288,496	$302,460		$255,771
(a)Occidental’s contribution to the Occidental Petroleum Corporation Savings Plan (Savings Plan), a defined contribution 401(k) plan, as described on page 46.
(b)Occidental’s contribution to the Supplemental Retirement Plan II (SRP II), a nonqualified, defined contribution retirement plan, as described on page 53.
(c)Excess liability insurance premiums.
(d)Excess liability insurance premiums and financial counseling.

50

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows the plan-based awards granted by the Compensation Committee to the NEOs in 2025. For a summary of the key terms of the awards granted pursuant to the 2025 long-term incentive program, see “Compensation Discussion and Analysis—Elements of
the 2025 Compensation Program—Long-Term Incentive Program” beginning on page 43. For the actual amounts earned under the ACI award, see the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 49.

GRANTS OF PLAN-BASED AWARDS

Name/Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
V. Hollub
ACI		$1,280,000	$2,560,000	$5,120,000
CROCE(2)	03/01/2025				18,812	75,246	150,492		$3,675,015
RSU(3)	03/01/2025							100,328	$4,900,020
TSR(4)	03/01/2025				18,812	75,246	150,492		$3,723,172
S. Mathew
ACI		$405,000	$810,000	$1,620,000
CROCE(2)	03/01/2025				5,068	20,271	40,542		$990,036
RSU(3)	03/01/2025							27,028	$1,320,048
TSR(4)	03/01/2025				5,068	20,271	40,542		$1,003,009
R. Jackson
ACI		$462,500	$925,000	$1,850,000
CROCE(2)	03/01/2025				5,682	22,728	45,456		$1,110,036
RSU(3)	03/01/2025							30,304	$1,480,047
RSU(5)	10/01/2025							31,434	$1,500,030
TSR(4)	03/01/2025				5,682	22,728	45,456		$1,124,581
K. Dillon
ACI		$420,000	$840,000	$1,680,000
CROCE(2)	03/01/2025				5,682	22,728	45,456		$1,110,036
RSU(3)	03/01/2025							30,304	$1,480,047
TSR(4)	03/01/2025				5,682	22,728	45,456		$1,124,581
J. Simmons
ACI		$400,000	$800,000	$1,600,000
CROCE(2)	03/01/2025				4,915	19,657	39,314		$960,048
RSU(3)	03/01/2025							26,209	$1,280,048
TSR(4)	03/01/2025				4,915	19,657	39,314		$972,628
(1)Amounts shown reflect the possible payout range of the 2025 ACI award. For the actual amounts earned pursuant to the ACI award, see the “Non-Equity Incentive
Plan Compensation” column of the Summary Compensation Table on page 49. For 2025, payout of the ACI award was based on Occidental’s performance with respect to certain key company performance metrics. The ACI award is described further under “Compensation Discussion and Analysis—Elements of the 2025
Compensation Program—Annual Cash Incentive” beginning on page 41.
(2)The grant date fair value of the CROCE award is equal to the target number of CROCE PSUs originally granted multiplied by $48.84, the closing price of
Occidental’s common stock on February 28, 2025, the last trading day prior to the grant date. Actual payout of the CROCE award may be zero or range from
25% to 200% of the target number of CROCE PSUs granted based on Occidental’s CROCE at the end of the three-year performance period. For more information regarding the payout possibilities of the CROCE award, see “Compensation Discussion and Analysis—Elements of the 2025 Compensation
Program—Long-Term Incentive Program—Cash Return on Capital Employed (CROCE) Award” on page 45.
(3)The grant date fair value of the RSU award is equal to the number of RSUs granted multiplied by $48.84, the closing price of Occidental’s common stock on
February 28, 2025, the last trading day prior to the grant date. The RSU award vests ratably over three years with one-third vesting on each of February 28, 2026,
2027 and 2028, subject to continued employment, and is payable in shares of common stock upon vesting. The vested shares are subject to a two-year holding period. The value of the RSU award at vesting will depend on the closing price of Occidental’s common stock on each vesting date. For more information regarding the RSU award, see “Compensation Discussion and Analysis—Elements of the 2025 Compensation Program—Long-Term Incentive Program—Restricted Stock
Unit (RSU) Award” on page 45.
(4)The grant date fair value of the TSR award is based on a Monte Carlo simulation in accordance with FASB ASC 718. Actual payout of the TSR award may be zero or range from 25% to 200% of the target number of TSR PSUs granted based on Occidental’s TSR at the end of the three-year performance period as compared to the TSR of the performance peer companies, and whether Occidental’s absolute TSR value for the performance period is positive. For more information regarding the payout possibilities of the TSR award, see “Compensation Discussion and Analysis—Elements of the 2025 Compensation Program—Long-Term Incentive
Program—Total Shareholder Return (TSR) Award” beginning on page 44.
(5)Amounts shown reflect the RSU award granted to Mr. Jackson in connection with his promotion to Chief Operating Officer. The grant date fair value of this RSU award is equal to the number of RSUs granted multiplied by $47.72, the closing price of Occidental’s common stock on the grant date. The RSU award vests ratably over three years with one-third vesting on each of September 30, 2026, 2027 and 2028.

2026 Proxy Statement
51

Executive Compensation Tables
Outstanding Equity Awards
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2025.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

		Nonqualified Stock Options and Stock Appreciation Rights			Stock Awards
Name/ Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
V. Hollub
NQSO	02/14/2020	599,309	$40.03	02/14/2030
NQSO	02/12/2021	144,454	$25.39	02/12/2031
NQSO	02/11/2022	104,213	$42.98	02/11/2032
SAR	02/14/2020	256,846	$40.03	02/14/2030
RSU(3)	03/01/2023				25,121	$1,032,976
RSU(3)	03/01/2024				51,282	$2,108,716
RSU(3)	03/01/2025				100,328	$4,125,487
CROCE(4)	03/01/2024						14,424	$593,115
CROCE(4)	03/01/2025						18,812	$773,549
TSR(5)	03/01/2024						14,424	$593,115
TSR(5)	03/01/2025						18,812	$773,549
S. Mathew
RSU(3)	03/01/2023				8,653	$355,811
RSU(3)	03/01/2024				13,907	$571,856
RSU(3)	03/01/2025				27,028	$1,111,391
CROCE(4)	03/01/2024						3,912	$160,861
CROCE(4)	03/01/2025						5,068	$208,396
TSR(5)	03/01/2024						3,912	$160,861
TSR(5)	03/01/2025						5,068	$208,396
R. Jackson
NQSO	02/12/2021	55,030	$25.39	02/12/2031
NQSO	02/11/2022	34,204	$42.98	02/11/2032
RSU(3)	03/01/2023				7,815	$321,353
RSU(3)	03/01/2024				15,646	$643,364
RSU(3)	03/01/2025				30,304	$1,246,100
RSU(3)	10/01/2025				31,434	$1,292,566
CROCE(4)	03/01/2024						4,401	$180,969
CROCE(4)	03/01/2025						5,682	$233,644
TSR(5)	03/01/2024						4,401	$180,969
TSR(5)	03/01/2025						5,682	$233,644
K. Dillon
NQSO	02/14/2020	240,539	$40.03	02/14/2030
NQSO	02/12/2021	57,978	$25.39	02/12/2031
NQSO	02/11/2022	37,410	$42.98	02/11/2032
RSU(3)	03/01/2023				7,815	$321,353
RSU(3)	03/01/2024				15,646	$643,364
RSU(3)	03/01/2025				30,304	$1,246,100
CROCE(4)	03/01/2024						4,401	$180,969
CROCE(4)	03/01/2025						5,682	$233,644
TSR(5)	03/01/2024						4,401	$180,969
TSR(5)	03/01/2025						5,682	$233,644

52

Executive Compensation Tables

		Nonqualified Stock Options and Stock Appreciation Rights			Stock Awards
Name/ Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
J. Simmons
RSU(3)	03/01/2023				8,374	$344,339
RSU(3)	03/01/2024				13,472	$553,969
RSU(3)	03/01/2025				26,209	$1,077,714
CROCE(4)	03/01/2024						3,790	$155,845
CROCE(4)	03/01/2025						4,915	$202,105
TSR(5)	03/01/2024						3,790	$155,845
TSR(5)	03/01/2025						4,915	$202,105
(1)Anti-dilution adjustments were previously made to the exercise price and the number of shares of common stock underlying the 2020 nonqualified stock option
(NQSO) and stock appreciation right (SAR) awards in connection with the warrant distribution on August 3, 2020. The closing price of Occidental’s common stock on the NYSE on December 31, 2025 ($41.12) was in excess of the strike price of the outstanding 2020 and 2021 NQSO awards and the grant price of the 2020
SAR award.
(2)The dollar amounts shown represent the product of the number of shares or units shown in the column immediately to the left and $41.12, the closing price of
Occidental’s common stock on the NYSE on December 31, 2025.
(3)The RSU awards vest ratably over a three-year period, subject to continued employment. The unvested portion of the RSU award granted in February 2023 vested on February 28, 2026; one-third of the total RSU award granted in March 2024 vested on February 28, 2026 and the remaining unvested portion will vest on
February 28, 2027; one-third of the total RSU award granted in March 2025 vested on February 28, 2026 and the remaining unvested portion will vest ratably on
February 28, 2027 and 2028; one-third of the total RSU award granted in October 2025 will vest on each of September 30, 2026, 2027 and 2028.
(4)Pursuant to SEC rules, the values shown for the CROCE awards granted in 2024 and 2025 reflect a payout at the threshold performance level; however, based on
Occidental’s performance through December 31, 2025, the 2024 and 2025 CROCE awards were trending below threshold performance, which would result in zero payout. The CROCE awards vest based on the achievement of the applicable CROCE performance goal over the three-year performance period. The performance periods for the 2024 and 2025 CROCE awards end on December 31, 2026 and December 31, 2027, respectively. The ultimate payout may be less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.
(5)Pursuant to SEC rules, the values shown for the TSR awards granted in 2024 and 2025 reflect a payout at the threshold performance level; however, based on
Occidental’s performance through December 31, 2025, the 2024 TSR awards were trending below threshold performance, which would result in zero payout.
The TSR awards vest based on the achievement of the applicable TSR performance goal over the three-year performance period. The performance periods for the
2024 and 2025 TSR awards end on December 31, 2026 and December 31, 2027, respectively. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.

2026 Proxy Statement
53

Executive Compensation Tables
Stock Vested in 2025
The following table summarizes, for the NEOs, the stock awards vested during 2025. No NQSO or SAR awards were exercised by the
NEOs in 2025.

PREVIOUSLY GRANTED STOCK AWARDS VESTED IN 2025

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
V. Hollub	128,789	$6,187,775
S. Mathew	26,852	$1,311,452
R. Jackson	40,236	$1,933,306
K. Dillon	40,818	$1,961,731
J. Simmons	26,744	$1,306,177
(1)Amounts shown represent the product of the number of shares vested and the closing price of Occidental’s common stock on the NYSE on either the award’s certification date, for performance-based awards, or the award’s vesting date, for time-vested awards. In each case, the number of shares acquired at vesting and the value realized at vesting do not include any reduction in vested shares or value realized associated with the withholding of shares to satisfy tax withholding obligations.
Nonqualified Deferred Compensation
Supplemental Retirement Plan II
Employees whose participation in Occidental’s tax-qualified defined contribution plans is limited by applicable tax laws are eligible to participate in Occidental’s SRP II, which provides additional retirement benefits outside of those limitations.
Annual plan allocations for each participant restore the amounts that would have accrued for salary, ACI award amounts and bonus amounts, if any, under the qualified plans, but for the tax law limitations. Account balances are fully vested after three years of service and are payable following a separation from service, or upon the attainment of a specified age, as elected by the participant. Each of the NEOs is fully vested in his or her aggregate balance shown on page 54.
Interest on SRP II accounts is allocated daily to each participant’s account. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the preceding month plus 2%, on a daily basis with monthly compounding.
Modified Deferred Compensation Plan
Under the MDCP, the maximum amount of an executive officer’s salary or ACI award payment that may be deferred for any one year is limited to $150,000. A participant’s overall plan balance must be less than $2 million at the end of any given year to enable a participant to defer compensation for the subsequent year. Interest on MDCP accounts is allocated daily to each participant’s account. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the preceding month plus 2%, on a daily basis with monthly compounding.
The following table sets forth the 2025 contributions, earnings, withdrawals and balances under the SRP II and the MDCP, to the extent the
NEOs participated in such plans. The footnotes provide information about other amounts that were previously reported as compensation in the Summary Compensation Table on page 49 for 2025 and prior years.

54

Executive Compensation Tables

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan	Executive Contributions in 2025(1)	Occidental Contributions in 2025(2)	Aggregate Earnings in 2025(3)	Aggregate Withdrawals/ Distributions in 2025	Aggregate Balance at 12/31/25(4)
V. Hollub	SRP II	$—	$682,566	$376,089	$—	$7,011,845
	MDCP	$—	$—	$22,497	$—	$403,316
S. Mathew	SRP II	$—	$233,819	$106,668	$—	$2,016,670
	MDCP	$—	$—	$—	$—	$—
R. Jackson	SRP II	$—	$263,996	$155,937	$—	$2,911,598
	MDCP	$—	$—	$—	$—	$—
K. Dillon	SRP II	$—	$260,327	$209,542	$—	$3,869,167
	MDCP	$—	$—	$—	$—	$—
J. Simmons	SRP II	$—	$231,271	$155,285	$—	$3,180,043
	MDCP	$—	$—	$171,551	$—	$2,783,929
(1)No employee contributions to the SRP II are permitted and none of the NEOs made contributions to the MDCP in 2025.
(2)Amounts represent Occidental’s 2025 contributions to the SRP II, which are reported under “All Other Compensation” in the Summary Compensation Table
on page 49. Occidental did not make any contributions to the MDCP on behalf of any of the NEOs during 2025.
(3)Amounts include above-market earnings reported under “Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table on page 49.
(4)The aggregate balance for each NEO who participates in the SRP II and/or the MDCP, as applicable, reflects the cumulative value, as of December 31, 2025, of the contributions to the NEO’s account, earnings on those contributions and any withdrawals or distributions since the NEO began participating in the plan.
We previously reported Occidental contributions for the NEOs in the Summary Compensation Table for fiscal years prior to 2025 in the following aggregate amounts: Ms. Hollub – $4,291,645; Mr. Mathew – $476,871; Mr. Jackson – $892,963; Mr. Dillon – $1,200,565; and Mr. Simmons – $250,837. We previously reported above-market earnings for the NEOs in the Summary Compensation Table for fiscal years prior to 2025 in the following aggregate amounts:
Ms. Hollub – $485,709; Mr. Mathew – $102,462; Mr. Jackson – $198,344;  Mr. Dillon – $280,678 and Mr. Simmons – $125,733.
Executive Severance and Change in Control
Occidental adopted the Severance Plan and the CIC Severance Plan (each as defined below) to allow Occidental’s executives to continue to exercise their judgment and perform their responsibilities without the potential for distraction that can arise from concerns regarding their personal circumstances. In reviewing each plan, the Compensation Committee consulted with its independent compensation consultant,
Meridian, to develop market-based severance benefits that are competitive within the oil and gas industry and that reflect broader
U.S. industry practices.
Receipt of any severance benefits is subject to the executive’s execution of a release of any claims against Occidental, as well as compliance with any restrictive covenants that the Compensation Committee determines in its discretion.
Executive Severance Plan
Occidental maintains the Occidental Petroleum Corporation Executive Severance Plan (the Severance Plan), which is applicable to
Occidental’s executive officers. The Severance Plan provides severance benefits in the event that an eligible executive’s employment with
Occidental and its subsidiaries is terminated other than for “cause” (as defined in the Severance Plan). The Severance Plan does not provide benefits upon a resignation by an executive for any reason. The severance benefits provided under the Severance Plan are as follows:
►Cash Severance. Cash severance equal to 1.5 times (or, in the case of Occidental’s Chief Executive Officer, 2.0 times) the sum of (A) the executive’s base salary in effect on the termination date and (B) the executive’s target annual bonus.
►Pro-Rata Bonus. The pro-rata portion of the executive’s target annual bonus for the year of termination.
►Welfare Benefits. Continued participation of the executive (and eligible dependents) in the basic life, medical and dental plans in which the executive participated immediately before the termination date at the same rates and levels that the executive participated prior to termination, in accordance with the terms of such plans, for two years following the termination date.
►Accelerated or Continued Vesting of Long-Term Incentive Awards. The service-based vesting condition applicable to any long-term incentive award would be deemed to be met with respect to a pro-rata portion of the award. If the award is also subject to performance-based vesting conditions, the pro-rata portion of such award would continue to be subject to the satisfaction of the applicable performance conditions. Any individual performance goals that are not based on objective financial performance criteria would be deemed earned at target performance.
►Outplacement. Outplacement services for up to nine months following the termination date.
The Severance Plan also includes a “net best after tax provision” such that if any of the executive’s payments under the Severance Plan or otherwise would be subject to “golden parachute” excise taxes under the Internal Revenue Code, the payments to the executive will be reduced in order to limit or avoid the “golden parachute” excise tax if and to the extent such reduction would produce an expected better after-tax result for the executive.

2026 Proxy Statement
55

Executive Compensation Tables
Change in Control Severance Plan
Occidental also maintains the Occidental Petroleum Corporation Executive Change in Control Severance Plan (the CIC Severance Plan),
which provides enhanced severance benefits to Occidental’s executive officers upon qualifying terminations of employment within two years following a Change in Control (as defined in the CIC Severance Plan).
The CIC Severance Plan complements Occidental’s Executive Severance Plan, which provides severance benefits upon qualifying terminations before a Change in Control and after the two-year protection period following the Change in Control but does not provide for enhanced change in control termination protections.
Severance benefits are payable under the CIC Severance Plan if an eligible executive’s employment with Occidental and its subsidiaries is terminated within two years following a Change in Control either (A) by Occidental (other than for “cause” (as defined in the CIC Severance
Plan)) or (B) by the executive for “good reason” (as defined in the CIC Severance Plan). The severance benefits provided under the CIC
Severance Plan are as follows:
►Cash Severance. Cash severance equal to 2.00 times (or, in the case of Occidental’s Chief Executive Officer, 2.99 times) the sum of
(A) the executive’s base salary (based on the highest base salary in effect at any time during the three-year period preceding the
Change in Control or at any time on or after the Change in Control) and (B) the executive’s target annual bonus.
►Pro-Rata Bonus. The pro-rata portion of the executive’s annual bonus for the year of termination, determined based on the greater of
(A) the executive’s target annual bonus and (B) the amount of such bonus that would have been due for the full year based on actual results for such year, had the executive remained employed through the payment date.
►Welfare Benefits. Continued participation of the executive (and eligible dependents) in the basic life, medical and dental plans in which the executive participated immediately before the termination date at the same rates and levels that the executive participated prior to termination, in accordance with the terms of such plans, for two years following the termination date.
►Accelerated Vesting of Long-Term Incentive Awards. Vesting of all outstanding long-term incentive awards with performance-based awards vesting at the greater of target performance and actual performance, except that any individual performance goals that are not based on objective financial performance criteria would be deemed earned at target performance.
►Outplacement. Outplacement services for up to nine months following the termination date.
Like the Severance Plan, the CIC Severance Plan also includes a “net best after tax provision.”
Retirement Policy
Each of Occidental’s NEOs and certain other key employees are eligible participants under the Occidental Petroleum Corporation
Retirement Policy (the Retirement Policy).
The Retirement Policy establishes general guidelines and principles with respect to the retirement of eligible executives and is designed to support Occidental’s succession planning and talent development strategy. Under the Retirement Policy, executives are expected to help in the transition of their roles and in exchange for such assistance will be eligible to receive the following benefits in the event of an Eligible
Retirement (as defined below), subject to the executive’s execution of a separation agreement (which will include a release of claims and may include confidentiality, non-competition and non-solicitation covenants):
►Accelerated Vesting of Long-Term Incentive Awards. Accelerated vesting of outstanding long-term incentive awards, with any performance-based awards subject to actual performance; and
►Pro-Rata Bonus. A pro-rated annual bonus for the year in which such Eligible Retirement occurs (pro-rated based on the number of days employed during the performance period), subject to actual performance.
An “Eligible Retirement” under the Retirement Policy means the executive’s retirement in accordance with Occidental’s general succession planning efforts after (i) reaching at least 60 years of age and (ii) completing at least 10 years of eligible service (or five years of service directly with Occidental if the executive became an Occidental employee due to Occidental’s purchase of another business), so long as such executive (A) provides six months written notice of his or her intent to retire, (B) cooperates with the transition of such executive’s role, and (C) complies with any applicable restrictive covenants.
As of December 31, 2025, Ms. Hollub, Mr. Dillon, and Mr. Simmons were the only NEOs who could qualify for an Eligible Retirement based on their age and years of eligible service with Occidental.

56

Executive Compensation Tables
Potential Payments upon Termination or Change
in Control
Payments and other benefits provided to NEOs in various termination circumstances or in connection with a change in control are subject to certain policies, plans and agreements. The material terms of these arrangements are summarized above and below. Except as described in this CD&A, Occidental does not have any other agreements or plans that will require compensation to be paid to NEOs in the event of a termination of employment or a change in control.
Golden Parachute Policy. Occidental’s Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant
Golden Parachute Benefits (as defined in the policy) to any senior executive that exceed 2.99 times his or her salary plus ACI pay, unless the grant of such benefits is approved by a vote of Occidental’s shareholders. The complete Golden Parachute Policy is available at
www.oxy.com.
Outstanding Equity Awards. All outstanding awards held by our NEOs are subject to double-trigger vesting upon a “change in control” (as defined in the LTIP). Payout under each of the outstanding equity awards in the event of various termination circumstances or in connection with a termination following a change in control are described in more detail in the footnotes to the Potential Payments table on page 56.
Potential Payments
In the table that follows, payments and other benefits provided to the NEOs in connection with various termination and termination following a change in control situations are set out as if the conditions for payment had occurred and the applicable triggering events took place on December 31, 2025, with equity values calculated using the closing price of Occidental’s common stock as of December 31, 2025
($41.12), the last trading day of our 2025 fiscal year. The amounts shown are in addition to the payments and benefits that are potentially available to all full-time salaried U.S. payroll employees, such as amounts vested under the Savings Plan and other tax-qualified retirement plans, amounts vested under Occidental’s nonqualified deferred compensation plans, payment for accrued PTO up to a maximum accrual ceiling of 350 hours, and disability benefits, among others.
Actual amounts to be paid will depend on several factors, such as the date of each NEO’s separation from Occidental or the occurrence of a change in control event, Occidental’s ultimate achievement of performance goals underlying performance awards and the price of
Occidental’s common stock when such awards are earned, if at all. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect the timing of payments and distributions, or any reductions resulting from the application of the net best after tax provisions under the Severance Plan and CIC Severance Plan.

Name/Type of Benefit(1)	Retirement(2)	Death or Disability	Involuntary Termination without Cause(3)	Change in Control	Change in Control and Qualifying Termination(4)
V. Hollub
RSU Awards(5)	$7,267,179	$2,902,949	$2,902,949	$—	$7,267,179
CROCE Awards(6)	$—	$—	$—	$—	$5,466,452
TSR Awards(7)	$773,549	$257,843	$257,843	$—	$5,466,452
Cash Severance(8)	$—	$—	$8,320,000	$—	$12,438,400
Pro-Rata Bonus(8)	$3,200,000	$3,200,000	$2,560,000	$—	$3,200,000
Health & Welfare Benefits(8)	$—	$—	$44,830	$—	$44,830
Outplacement(8)	$—	$—	$30,000	$—	$30,000
Total	$11,240,728	$6,360,792	$14,115,622	$—	$33,913,313
S. Mathew
RSU Awards(5)	$848,717	$848,717	$848,717	$—	$2,039,059
CROCE Awards(6)	$—	$—	$—	$—	$1,476,907
TSR Awards(7)	$69,462	$69,462	$69,462	$—	$1,476,907
Cash Severance(8)	$—	$—	$2,430,000	$—	$3,240,000
Pro-Rata Bonus(8)	$1,012,500	$1,012,500	$810,000	$—	$1,012,500
Health & Welfare Benefits(8)	$—	$—	$62,983	$—	$62,983
Outplacement(8)	$—	$—	$30,000	$—	$30,000
Total	$1,930,679	$1,930,679	$4,251,162	$—	$9,338,356
R. Jackson
RSU Awards(5)	$995,926	$995,926	$995,926	$—	$3,503,383
CROCE Awards(6)	$—	$—	$—	$—	$1,658,370
TSR Awards(7)	$77,881	$77,881	$77,881	$—	$1,658,370
Cash Severance(8)	$—	$—	$2,775,000	$—	$3,700,000
Pro-Rata Bonus(8)	$1,156,300	$1,156,300	$925,000	$—	$1,156,300
Health & Welfare Benefits(8)	$—	$—	$58,619	$—	$58,619
Outplacement(8)	$—	$—	$30,000	$—	$30,000
Total	$2,230,107	$2,230,107	$4,862,426	$—	$11,765,042

2026 Proxy Statement
57

Executive Compensation Tables

Name/Type of Benefit(1)	Retirement(2)	Death or Disability	Involuntary Termination without Cause(3)	Change in Control	Change in Control and Qualifying Termination(4)
K. Dillon
RSU Awards(5)	$2,210,817	$887,411	$887,411	$—	$2,210,817
CROCE Awards(6)	$—	$—	$—	$—	$1,658,370
TSR Awards(7)	$233,644	$77,881	$77,881	$—	$1,658,370
Cash Severance(8)	$—	$—	$2,520,000	$—	$3,360,000
Pro-Rata Bonus(8)	$1,050,000	$1,050,000	$840,000	$—	$1,050,000
Health & Welfare Benefits(8)	$—	$—	$40,380	$—	$40,380
Outplacement(8)	$—	$—	$30,000	$—	$30,000
Total	$3,494,461	$2,015,292	$4,395,672	$—	$10,007,937
J. Simmons
RSU Awards(5)	$1,976,022	$822,153	$822,153	$—	$1,976,022
CROCE Awards(6)	$—	$—	$—	$—	$1,431,552
TSR Awards(7)	$202,105	$67,365	$67,365	$—	$1,431,552
Cash Severance(8)	$—	$—	$2,332,500	$—	$3,110,000
Pro-Rata Bonus(8)	$1,000,000	$1,000,000	$800,000	$—	$1,000,000
Health & Welfare Benefits(8)	$—	$—	$43,240	$—	$43,240
Outplacement(8)	$—	$—	$30,000	$—	$30,000
Total	$3,178,127	$1,889,518	$4,095,258	$—	$9,022,366
(1)The treatment of outstanding equity awards in connection with each termination scenario specified in this table is summarized in the chart below:

Type of Award	Eligible Retirement under the Retirement Policy	Retirement with Occidental Consent (which is not an Eligible Retirement under the Retirement Policy)	Death or Disability	Involuntary Termination without Cause	Change in Control	Change in Control and Qualifying Termination
RSU	Award vests in full.	Award vests on a pro-rata basis.	Award vests on a pro-rata basis.	Award vests on a pro-rata basis.	No effect.	Award vests in full.
CROCE, TSR	Award vests in full, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance; if retirement occurs on or after the 12-month anniversary of the grant date, the award vests in full, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award is converted into restricted shares at target level, subject to continued service vesting.(a)	Award vests at greater of target level or actual performance.
(a)No values have been included for the conversion of CROCE and TSR awards at target level upon a change in control because such awards will remain subject to continued service-based vesting conditions following conversion.
(2)For Ms. Hollub, Mr. Dillon, and Mr. Simmons, assumes an Eligible Retirement under our Retirement Policy because such NEOs have qualified for Eligible
Retirement as of December 31, 2025 based on their age and years of service (actual retirement treatment is subject to their compliance with the other requirements of our Retirement Policy, as described above). For the other NEOs, assumes retirement with Occidental consent under the terms of outstanding equity awards, which is not an Eligible Retirement under our Retirement Policy.
(3)Applicable to involuntary terminations without cause as defined in the Severance Plan.
(4)A qualifying termination means a termination by Occidental other than for “cause” or a termination by the NEO for “good reason” (in each case, as defined in the
CIC Severance Plan) within 24 months following the date of the “change in control” (as defined in the CIC Severance Plan).
(5)The dollar amounts shown represent the value realized upon the vesting of the RSU awards upon the occurrence of the applicable potential payment event, which is equal to the product of Occidental’s year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award.
(6)No payout of the CROCE awards is shown in connection with the NEOs’ retirement, disability, death or termination without cause because the underlying performance goals were trending at below threshold performance based on Occidental’s performance through December 31, 2025. Shares that vest in connection with these termination scenarios are subject to the actual attainment of the applicable performance goal. In the case of a change in control and qualifying termination, the dollar amounts shown represent the value realized upon the vesting of the CROCE awards at target performance, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award.
(7)In the case of the NEOs’ retirement, disability, death or termination without cause, the dollar amounts shown represent the value realized upon the vesting of the
2025 TSR awards, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award.
No payout of the 2024 TSR awards is shown in connection with the NEOs’ retirement, disability, death or termination without cause because the underlying performance goals were trending at below threshold performance based on Occidental’s performance through December 31, 2025, which would result in zero payout. Shares that vest in connection with these termination scenarios are subject to the actual attainment of the applicable performance goal. In the case of a change in control and qualifying termination, the dollar amounts shown represent the value realized upon the vesting of the 2024 and 2025 TSR awards at target performance, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award.
(8)For more information, see “Executive Compensation Tables—Executive Severance and Change in Control” beginning on page 54.

58

Pay vs. Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K,
we are providing the following information about the relationship between executive compensation actually paid (as calculated in accordance with such rule) (CAP) and certain financial performance metrics of Occidental. For further information concerning
Occidental’s pay for performance philosophy and how Occidental aligns executive compensation with performance, see “Proxy
Statement Summary—Executive Compensation Program Summary—Allocation of Direct Compensation Elements” on page 10 and
“Compensation Discussion and Analysis—Overview of the 2025 Executive Compensation Program” on page 38.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Other NEOs(3)	Average Compensation Actually Paid to Other NEOs(4)	Occidental Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income(7) (millions)	CROCE(8) (non-GAAP)
2025	$18,055,969	$11,322,463	$6,115,905	$3,787,109	$252	$268	$2,369	19%
2024	$18,535,061	$4,282,967	$5,818,111	$1,693,988	$296	$234	$3,078	21%
2023	$17,735,019	$15,008,117	$5,744,126	$5,182,784	$353	$235	$4,696	23%
2022	$14,969,510	$59,216,041	$5,953,206	$15,766,136	$367	$236	$13,304	36%
2021	$11,068,539	$25,210,335	$4,898,834	$7,786,898	$168	$147	$2,322	22%
(1)The dollar amounts reported are the amounts of “Total” compensation reported in our Summary Compensation Table for our CEO, Vicki Hollub, during each year.
(2)The dollar amounts reported represent the amount of CAP to the CEO, computed in accordance with SEC rules, for each year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEO during the applicable year. The 2024 CAP amount previously disclosed in our 2025 proxy statement inadvertently omitted 2022 CROCE and TSR awards that vested during the 2024 compensation year but were not settled until 2025. We have adjusted the CAP amount for the 2024 compensation year in this column to reflect CAP inclusive of those awards. In accordance with SEC rules, the following adjustments were made to total compensation to determine the CEO’s compensation actually paid in 2025 and 2024:

Year	Reported Summary Compensation Table Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	CAP
2025	$18,055,969	$12,298,207	$5,564,701	$11,322,463
2024	$18,535,061	$12,640,152	$(1,611,942)	$4,282,967
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary
Compensation Table on page 49.
(b)The equity award adjustments for the applicable year were calculated consistent with U.S. generally accepted accounting principles, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2025	$8,819,243	$(2,755,369)	$(1,014,435)	$—	$515,262	$5,564,701
2024	$8,535,373	$(6,858,532)	$(3,688,096)	$—	$399,313	$(1,611,942)
(3)The dollar amounts reported represent the average of the amounts reported for Occidental’s NEOs as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Mr. Mathew, Mr. Jackson, Mr. Dillon, and Mr. Simmons; (ii) for 2024, Mr. Mathew, Mr. Dillon, Mr. Jackson, and Robert L. Peterson; (iii)
for 2023, Mr. Mathew, Mr. Dillon, Mr. Jackson, Mr. Peterson, and Mr. Simmons; (iv) for 2022, Mr. Peterson, Peter J. Bennett, Mr. Dillon, Mr. Jackson, and
Marcia E. Backus; and (v) for 2021, Mr. Peterson, Ms. Backus, Mr. Dillon, and Mr. Jackson.

2026 Proxy Statement
59

Pay vs. Performance
(4)The dollar amounts reported represent the average amount of CAP to the other NEOs, computed in accordance with SEC rules, for each year. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs during the applicable year. The 2024 average CAP amount previously disclosed in our 2025 proxy statement inadvertently omitted 2022 CROCE and TSR awards that vested during the 2024 compensation year but were not settled until 2025. We have adjusted the average CAP amount for the 2024 compensation year in this column to reflect average CAP inclusive of those awards. In accordance with SEC rules, the following adjustments were made to the average total compensation, as applicable, to determine the compensation actually paid in
2025 and 2024:

Year	Average Reported Summary Compensation Table Total	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average CAP
2025	$6,115,905	$3,863,794	$1,534,998	$3,787,109
2024	$5,818,111	$3,642,188	$(481,936)	$1,693,988
(a)The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table on page 49.
(b)The equity award adjustments were calculated consistent with U.S. generally accepted accounting principles, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Average Year End Fair Value of Equity Awards Granted During the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2025	$2,501,864	$(796,223)	$—	$(316,626)	$—	$145,938	$1,534,998
2024	$2,459,416	$(1,967,904)	$—	$(1,112,307)	$—	$138,859	$(481,936)
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the 1-, 2-, 3-, 4- and 5-year periods beginning December 31, 2020 and running through each fiscal year end, assuming dividend reinvestment, and the difference between Occidental’s share price at the end and the beginning of the applicable measurement period by Occidental’s share price on December 31, 2020.
(6)Amounts reported in this column assume that dividends were reinvested on the day of issuance. The peer group used for this purpose is the performance peer group as described in “Compensation Discussion and Analysis—Participants in the Executive Compensation Decision-Making Process—Role of Peer Company
Information” on page 39 exclusive of the S&P 500 Index.
(7)The dollar amounts reported represent the amount of net income reflected in Occidental’s audited financial statements for the applicable year.
(8)CROCE is defined by Occidental as cash flows from operating activities before changes in working capital plus any distributions from Western Midstream Partners,
LP which are included in cash flows from investing activities divided by average total debt plus stockholders’ equity (average of the beginning and ending totals for the applicable period). Management believes that CROCE is useful to investors when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. CROCE is not considered to be an alternative to net income reported in accordance with GAAP.
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis” beginning on page 35, Occidental’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that Occidental uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders.
The most important financial performance measures used by Occidental to link executive compensation actually paid to Occidental’s
NEOs, for the most recently completed fiscal year, to Occidental’s performance are as follows:
►Cash Return on Capital Employed (CROCE) (Company-Selected Measure)
►Relative Total Shareholder Return (TSR)
►Total Spend per Barrel
►Free Cash Flow before Working Capital

60

Pay vs. Performance
Analysis of the Information Presented in the
Pay versus Performance Table
As described in more detail in the “Compensation Discussion and Analysis” beginning on page 35, Occidental’s executive compensation program reflects a variable pay-for-performance philosophy. While Occidental utilizes several performance measures to align executive compensation with company performance, all of those company measures are not presented in the Pay versus Performance table.
Moreover, Occidental generally seeks to incentivize long-term performance, and therefore does not specifically align Occidental’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, Occidental is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and TSR

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
Company TSR ($)*
Peer Group TSR ($)*
*    Value of initial fixed $100 investment
on December 31, 2020.
Compensation Actually Paid and Net Income

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
Net Income ($B)
Compensation Actually Paid and CROCE

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
CROCE

2026 Proxy Statement
61

Pay Ratio
For 2025, the annual total compensation of the median compensated employee of Occidental was $225,637; the annual total compensation of Ms. Hollub for purposes of this pay ratio disclosure was $18,078,677; and the ratio of these amounts is approximately
80 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on Occidental’s payroll records and the methodology described below.
Pay Ratio Methodology. To identify the “median employee” (as defined by SEC rules), as well as to determine the annual total compensation of the median employee, we used certain permitted assumptions, adjustments and estimates, as described further below.
Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Employee Population. As permitted under SEC rules, we are using the same median employee identified for purposes of the CEO pay ratio for 2023, as we believe the changes to our employee population and compensation through fiscal year-end 2025 have not significantly impacted our pay ratio disclosure. We identified the median employee used for 2023, 2024 and 2025 from Occidental’s employee population as of October 1, 2023. After excluding 398 employees pursuant to the de minimis exemption (as described below),
Occidental’s employee population consisted of 11,948 employees. Under the de minimis exemption, Occidental was permitted to exclude up to 5% of its total employees who are non-U.S. employees. Occidental relied on this exemption to exclude the employee populations of the following jurisdictions, which collectively accounted for less than 5% of Occidental’s total employee population of 12,346 as of
October 1, 2023: Chile (103); Canada (95); United Arab Emirates (76); Bolivia (63); United Kingdom (24); Algeria (13); Singapore (6);
Belgium (4); Colombia (4); Hong Kong (4); Japan (2); Mexico (2); Brazil (1); and Côte d’Ivoire (1).
Compensation Measure to Identify Median Employee. To identify the median employee, we used the annual salary or wages of each employee as of October 1, 2023, plus any annual bonus paid to each employee during 2023, each as reported in Occidental’s payroll systems.
Total Compensation in 2025. We calculated the median employee’s compensation for 2025 in accordance with the requirements of
Item 402 of Regulation S-K, which is equal to the amount of the median employee’s compensation for 2025 that would have been reported in the Summary Compensation Table on page 49, plus Occidental’s contributions for the median employee’s non-discriminatory health and welfare benefits. With respect to the annual total compensation of Ms. Hollub, we used the amount reported in the “Total” column of the
Summary Compensation Table on page 49, plus the contributions identified above for the median employee, to the extent applicable.

62

THE BOARD
RECOMMENDS THAT
YOU VOTE “FOR” THE
RATIFICATION OF THE
SELECTION OF KPMG
AS OCCIDENTAL’S
INDEPENDENT
AUDITOR.
RATIFICATION OF
SELECTION OF KPMG
AS OCCIDENTAL’S
INDEPENDENT AUDITOR
Audit Related Matters
Independence of KPMG
The Audit Committee of the Board of Directors of Occidental oversees the appointment, compensation, performance and retention of the company’s independent registered public accounting firm that audits the consolidated financial statements of Occidental and its subsidiaries and internal control over financial reporting. The Audit Committee has selected KPMG LLP (KPMG) to continue to serve as
Occidental’s independent registered public accounting firm for the year ending December 31, 2026. KPMG has audited Occidental’s financial statements since 2002. A member of that firm is expected to be present at the 2026 Annual Meeting, will have an opportunity to make a statement, if so desired, and is expected to be available to respond to appropriate questions.
The Audit Committee annually evaluates KPMG’s performance and independence in determining whether to retain KPMG or engage a different independent registered public accounting firm. Many factors contributed to the Audit Committee’s retention of KPMG as
Occidental’s independent auditor, including:
►Execution and quality of KPMG’s historical and recent audit plans;
►Quality of KPMG’s communications with the Audit Committee and management;
►Balance of KPMG’s experience and significant institutional knowledge with refreshment in light of mandatory audit partner rotation and other changes in team leadership;
►KPMG’s strong quality control procedures;
►KPMG’s independence from Occidental and management; and
►Robust independence controls – internal, via the Audit Committee, and external, including Public Company Accounting Oversight
Board (PCAOB) and SEC oversight, PCAOB inspections, peer reviews, and PCAOB requirements for audit partner rotation.
In accordance with applicable rules on partner rotation, KPMG’s lead partner for the company’s audit was rotated in 2025. KPMG’s engagement quality review partner for the audit was also changed in 2025. The Audit Committee has been, and will continue to be, involved in considering the selection of KPMG’s primary engagement partner when there is an engagement partner rotation, which is at least every five years.
Audit and Non-Audit Services
Pre-Approval Policy and Procedures
The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to the company. Additionally, the
Audit Committee has delegated to the Audit Committee Chair full authority to approve any such request provided the Audit Committee
Chair presents such approval to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG in 2025 were pre-approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services. No services of any kind were approved pursuant to the de minimis exception for non-audit services set forth in Rule 2-01 of Regulation S-X.

2026 Proxy Statement
63

Proposal 3: Ratification of Selection of KPMG as Occidental’s Independent Auditor
Audit and Other Fees
KPMG was our independent auditor for the years ended December 31, 2025 and 2024. The audit fees billed and expected to be billed by
KPMG for, and the fees billed by KPMG for all other services rendered during, the years ended December 31, 2025 and 2024, were as follows (in millions):

Services Provided	2025	2024
Audit fees(1)	$15.3	$16.6
Audit-related fees(2)	$0.2	$0.2
Tax fees(3)	$0.6	$0.1
All other fees(4)	$—	$0.2
Total	$16.1	$17.1
(1)Audit fees include fees necessary to perform the annual audit and quarterly reviews in accordance with generally accepted auditing standards, annual attestation on internal control over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, consents and assistance with, and review of, documents filed with the SEC.
(2)Audit-related fees in 2025 and 2024 related to agreed-upon procedures, a review engagement and an attestation engagement related to our revolving credit facility.
(3)Tax fees in 2025 and 2024 related to tax consulting.
(4)All other fees in 2024 related to real-time system implementation assessment services.
Ratification of Selection of Independent Auditor
As a matter of good corporate governance, the Board of Directors of Occidental submits its Audit Committee’s annual selection of the independent auditor to our shareholders for ratification. A majority of the shares present or by proxy at the 2026 Annual Meeting and entitled to vote on this proposal must vote “FOR” the proposal to ratify the auditor selection. Abstentions have the same effect as votes
“AGAINST” the proposal. Your broker may vote your shares on the proposal if you do not give your broker voting instructions, although we are aware that some brokers are choosing not to exercise this discretionary voting authority. As a result, we recommend you submit your vote as soon as possible. If the shareholders do not ratify the selection of KPMG, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the shareholders ratify the selection of KPMG, the Audit Committee may select a different independent auditor at any time during the year if it determines that this would be in the best interests of Occidental and our shareholders. If KPMG should decline to act or otherwise become incapable of acting or if its retention is discontinued, the Audit
Committee will select another independent auditor.
Report of the Audit Committee
The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the year ended December 31, 2025, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and
KPMG, Occidental’s independent auditor. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by the applicable standards of the PCAOB and the SEC. The Audit Committee received from KPMG written disclosures and the letter regarding its independence as required by the applicable requirements of the PCAOB. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG to Occidental is compatible with maintaining their independence and has discussed with KPMG the firm’s independence. Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended
December 31, 2025, to be filed with the SEC.
Respectfully submitted,
THE AUDIT COMMITTEE
Kenneth B. Robinson (Chair)
Andrew Gould
Carlos M. Gutierrez
Avedick B. Poladian
Robert M. Shearer

64

Security Ownership
Certain Beneficial Owners and Management
Based on a review of ownership reports filed with the SEC on or before March 10, 2026, the entities listed below are the only beneficial owners of greater than 5% of Occidental’s outstanding voting securities as of March 10, 2026. This information may not be accurate or complete, and Occidental takes no responsibility for such information and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date. This information does not include changes in share ownership reported by the reporting person after the date of this table.

BENEFICIAL OWNERSHIP OF 5% SHAREHOLDERS

Name and Address	Total Number of Shares and Warrants Owned	Percent of Outstanding Common Stock(4)	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Warren E. Buffett and affiliated entities(1) 3555 Farnam Street Omaha, NE 68131	348,853,373	32.43%	—	348,853,373	—	348,853,373
Dodge & Cox(2) 555 California Street, 40th Floor San Francisco, CA 94104	84,255,322	8.38%	79,837,110	—	84,255,322	—
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	80,230,985	8.09%	—	827,149	77,041,748	3,189,237
(1)Pursuant to a Schedule 13G/A filed with the SEC on August 14, 2025, reporting beneficial ownership as of June 30, 2025. According to the filing, Warren E. Buffett and affiliated entities have shared voting power and shared investment power with regard to 348,853,373.38 securities (264,941,431.00 common shares and
83,911,942.38 shares underlying the Berkshire Warrants (as such term is defined in the filing)).
(2)Pursuant to a Schedule 13G/A filed with the SEC on February 13, 2025, reporting beneficial ownership as of December 31, 2024. According to the filing,
Dodge & Cox has sole voting power with regard to 79,837,110 securities (66,283,423 common shares and 13,553,687 warrants), sole dispositive power with regard to 84,255,322 securities (70,002,502 common shares and 14,252,820 warrants) and aggregate beneficial ownership of 84,255,322 securities (70,002,502 common shares and 14,252,820 warrants).
(3)Pursuant to a Schedule 13G/A filed with the SEC on April 30, 2025, reporting beneficial ownership as of March 31, 2025.
(4)Pursuant to SEC rules, the percentage of common stock beneficially owned by a shareholder includes shares that would be issued upon exercise of the warrants held by such shareholder but does not include the shares that may be issued upon exercise of warrants held by other shareholders.

2026 Proxy Statement
65

Security Ownership
The following table includes certain information regarding the beneficial ownership of Occidental common stock as of March 10, 2026 by each of Occidental’s named executive officers, directors, and all executive officers and directors as a group. The address for each person is c/o Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Common Stock(1)	Options Exercisable within 60 Days		Warrants Exercisable within 60 Days	Total Shares Beneficially Owned	Percent of Outstanding Common Stock(2)
Vicky A. Bailey	12,979		—	—	12,979
Kenneth Dillon	336,323		335,927	16,962	689,212
Andrew Gould	42,850		—	—	42,850
Carlos M. Gutierrez	78,917	(3)	—	—	78,917	(3)
Vicki Hollub	948,784		1,104,822	50,033	2,103,639
Richard A. Jackson	250,060		89,234	11,952	351,246
William R. Klesse	218,913		—	3,860	222,773
Sunil Mathew	182,453		—	—	182,453
Jack B. Moore	70,936		—	4,798	75,734
Claire O’Neill	12,519		—	—	12,519
Avedick B. Poladian	90,426		—	—	90,426
Kenneth B. Robinson	12,067		—	—	12,067
Robert M. Shearer	62,729		—	4,610	67,339
Jeff F. Simmons	289,294		—	18,048	307,342
All executive officers and directors as a group (17 persons)	3,089,269		1,708,415	128,807	4,926,491
(1)For executive officers, includes shares held through the Occidental Petroleum Corporation Savings Plan as of February 27, 2026. For non-employee directors, includes deferred stock units and/or common stock awards that are subject to restrictions on sale and transfer in the following amounts: Ms. Bailey – 10,971;
Mr. Gould – 22,851; Secretary Gutierrez – 40,398; Mr. Klesse – 28,040; Mr. Moore – 36,088; Ms. O’Neill – 12,030; Mr. Poladian – 42,619; Mr. Robinson – 11,417
and Mr. Shearer – 27,863.
(2)Less than 1%.
(3)Amounts do not include 16,154 shares of common stock gifted by Secretary Gutierrez to a grantor retained annuity trust with an independent trustee for tax and estate planning purposes.

66

Questions and Answers About the
Annual Meeting and Voting
1. WHY AM I RECEIVING THESE PROXY MATERIALS?
You are receiving these proxy materials because you held shares of Occidental’s common stock on March 10, 2026, the record date, which entitles you to notice of, and to vote at, Occidental’s 2026 Annual Meeting to be held on May 1, 2026, and at any adjournment or postponement thereof. The proxy materials include our Notice of Internet Availability, Notice of Annual Meeting of Shareholders, Proxy
Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The proxy materials also include the proxy card for the 2026 Annual Meeting. The proxy materials contain detailed information about the matters to be voted on at the 2026 Annual Meeting and provide information about Occidental to assist you in making an informed decision when voting your shares.
Occidental began furnishing the proxy materials to shareholders on March 19, 2026 and will bear all solicitation expenses.
2. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD ON OR ABOUT THE SAME TIME?
It means that your shares are registered differently or are held in more than one account. In order to vote all of your shares, please sign, date and return each proxy card or, if you vote via the Internet or telephone, vote once for each proxy card you receive.
3. WHO IS ENTITLED TO VOTE AT THE MEETING?
Owners of our common stock as of the close of business on March 10, 2026, the record date, are entitled to vote at the 2026 Annual
Meeting. The shares owned include shares you held on that date (i) directly in your name as the shareholder of record (registered shareholder) and (ii) in the name of a broker, bank or other holder of record where the shares were held for you as the beneficial owner
(in street name). Each share of common stock is entitled to one vote on each matter. As of the record date, there were 991,695,181 shares of our common stock outstanding and entitled to vote. There are no other voting securities of Occidental entitled to vote at the 2026 Annual
Meeting outstanding. A complete list of registered shareholders entitled to vote at the 2026 Annual Meeting will be open to the examination of any shareholder during normal business hours for 10 days prior to the 2026 Annual Meeting at Occidental’s headquarters.
4. HOW DO I VOTE MY SHARES?
If you are a shareholder of record as of the record date, you may vote by any of the following methods:
►Voting by Mail. If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card.
►Voting by Internet. You may vote through the Internet by signing on to the website identified on your proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.
►Voting by Telephone. You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card.
Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.
►Voting at the Meeting. The 2026 Annual Meeting will be held online. Please have your 16-digit control number on your Notice of
Internet Availability, proxy card or in the voting instructions that accompanied your proxy materials to participate in the 2026 Annual
Meeting by visiting www.virtualshareholdermeeting.com/OXY2026. You will be able to vote your shares electronically during the 2026
Annual Meeting (other than shares held through our employee benefit plan, which must be voted prior to the meeting).
If your shares are held in street name, your broker or other nominee has enclosed a proxy card for you to use to direct it how to vote your shares and may also provide additional voting instructions. Please instruct your broker or other nominee how to vote your shares using the form of proxy you received from it or otherwise in accordance with the voting instructions you receive. Please return your completed proxy to your broker or other nominee or contact the person responsible for your account so that your vote can be counted. If your broker or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well.
Voting instructions relating to shares of our common stock held in the Occidental Petroleum Corporation Savings Plan must be received no later than 11:59 p.m. Central Time on the date that is three days prior to the 2026 Annual Meeting, so that the trustee (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Shares held in the Occidental Petroleum
Corporation Savings Plan that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee as directed by the company’s Pension and Retirement Plan Administrative Committee.
5. CAN I REVOKE MY PROXY OR CHANGE MY VOTE?
Yes. You may revoke your proxy or change your vote before the 2026 Annual Meeting by filing a revocation with the Corporate Secretary of
Occidental, by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) whether made via the Internet, by telephone or by mail, or by attending the 2026 Annual Meeting virtually and voting online during the meeting.
If you hold your shares in street name, you may change your vote by contacting your broker or other nominee and following their instructions.

2026 Proxy Statement
67

Questions and Answers About the Annual Meeting and Voting
6. HOW CAN I ATTEND THE 2026 ANNUAL MEETING?
We have decided to hold the 2026 Annual Meeting solely by means of virtual communications.
You may participate in the 2026 Annual Meeting only if you were a shareholder as of March 10, 2026, the record date, or if you hold a valid proxy. You will be able to participate in the 2026 Annual Meeting online and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/OXY2026. You also will be able to vote your shares electronically during the 2026 Annual Meeting
(other than shares held through our employee benefit plan, which must be voted prior to the meeting).
To participate in the 2026 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or in the voting instructions that accompanied your proxy materials. If your shares are held in street name and the voting instruction form you received from your broker or other nominee indicates that you may vote those shares through the
http://www.proxyvote.com website, then you may access and participate in the 2026 Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the 2026 Annual Meeting.
The 2026 Annual Meeting webcast will begin promptly at 9:00 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
7. WHAT IF I HAVE TECHNICAL DIFFICULTIES DURING CHECK-IN OR THE MEETING?
We will have technicians ready to assist you if you have any technical difficulties during check-in or the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.
8. WHAT CONSTITUTES A QUORUM AT THE 2026 ANNUAL MEETING?
A majority of all outstanding shares entitled to vote at the 2026 Annual Meeting will constitute a quorum, which is the minimum number of shares that must be present or represented by proxy at the meeting to transact business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.
9. WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?
Proposal 1 will be subject to a majority voting standard because the By-laws provide that in an uncontested election, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. You may vote “FOR” or “AGAINST” or “ABSTAIN” when voting for each of the directors. Your broker or other nominee may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker non-votes have no effect on the vote.
Proposals 2 and 3 require the affirmative vote of a majority of the shares present in person or by proxy at the 2026 Annual Meeting and entitled to vote on the subject matter. You may vote “FOR” or “AGAINST” or “ABSTAIN” when voting for each of these proposals.
Abstentions will have the same effect as votes cast “AGAINST” each such proposal and broker non-votes, if any, have no effect on the vote.
10. WHAT HAPPENS IF I HOLD SHARES IN STREET NAME AND DO NOT SUBMIT VOTING INSTRUCTIONS? WHAT IS A
BROKER NON-VOTE?
If your shares are held in street name, under NYSE rules, brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the meeting.
A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power for that particular item (or has discretionary voting power but chooses not to exercise it) and has not received instructions from the beneficial owner. Under the NYSE rules that govern brokers who are voting with respect to shares held in street name, if brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions.
11. IS THE EFFECTIVENESS OF ANY OF THE PROPOSALS CONDITIONED ON THE APPROVAL OF ANOTHER PROPOSAL?
None of the proposals recommended by the Board to be adopted are conditioned on the approval of another proposal.
12. HOW CAN I ASK QUESTIONS DURING THE 2026 ANNUAL MEETING?
As part of the 2026 Annual Meeting, we will hold a live question and answer session, during which we intend, time permitting, to answer all written questions pertinent to Occidental and meeting matters that are submitted before or during the meeting in accordance with the meeting’s Rules of Conduct, which will be posted on the 2026 Annual Meeting website. Questions may be submitted the day of or during the meeting through www.virtualshareholdermeeting.com/OXY2026. Answers to questions that are not addressed during the meeting are expected to be published on our Investor Relations website shortly after the meeting. Questions and answers may be grouped by topic and substantially similar questions will be grouped and answered once. We reserve the right to edit or reject questions we deem inappropriate.
13. WHO SHOULD I CONTACT IF I HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING MY SHARES, OR IF I NEED ADDITIONAL
COPIES OF THE PROXY MATERIALS?
If you have any questions, please contact Innisfree M&A Incorporated, Occidental’s proxy solicitor, toll-free at 877-687-1873 (U.S. and
Canada) or 412-232-3651 (all other countries) or collect at 212-750-5833 (banks and brokerage firms).

68

General Information
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum
Corporation, a Delaware corporation, for use at the Annual Meeting of Shareholders on May 1, 2026, and at any adjournment or postponement of the meeting.
Information Available Online
Occidental’s Corporate Governance Policies and other governance policies, its Code of Business Conduct and the charters of the Board’s committees are available at www.oxy.com/investors/governance, or by writing to the Corporate Secretary’s office, Occidental Petroleum
Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
Important Notice Regarding the Availability of Proxy
Materials for the Shareholder Meeting to Be Held on
May 1, 2026
This proxy statement and Occidental’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available without charge on Occidental’s website or by writing to the Corporate Secretary’s office at the address above. The Annual Report contains the consolidated financial statements of Occidental and its subsidiaries and the reports of KPMG LLP, Occidental’s independent auditor.
Householding of Proxy Materials
The SEC permits Occidental, with your permission, to send a single set of proxy materials to any household at which two or more shareholders reside if Occidental believes they are members of the same family. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the company has not instituted this procedure, but may do so in the future.
A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of Occidental’s common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions or wish to revoke your decision to household. These options are available to you at any time. If you receive a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of the Notice of Internet
Availability, the Notice of Annual Meeting of Shareholders, Proxy Statement or Annual Report, you may submit a request to our Corporate
Secretary at the address above, or by calling the Corporate Secretary’s office at 713-552-8654.
Voting Instructions and Information
Voting Rights
A Notice of Internet Availability or proxy card is being mailed beginning on March 19, 2026 to each shareholder of record as of the close of business on March 10, 2026, which is the record date for the determination of shareholders entitled to receive notice of, attend and vote at the 2026 Annual Meeting. As of the record date, Occidental had 991,695,181 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the 2026 Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. You will have one vote for each share of Occidental’s common stock you own. You may vote online during the 2026 Annual Meeting or by proxy.
Proxies may be submitted by telephone or by Internet at www.proxyvote.com as explained on the Notice of Internet Availability and, if you received a proxy card or voting information form, by marking, signing and returning the card in the envelope provided. Voting via the
Internet is a valid proxy voting method under the laws of the state of Delaware, Occidental’s state of incorporation. You may not cumulate your votes.
Pursuant to Occidental’s By-laws, a complete list of registered shareholders entitled to vote at the 2026 Annual Meeting will be open to the examination of any shareholder during normal business hours for 10 days prior to the 2026 Annual Meeting at Occidental’s headquarters.
Director Election Requirements
Pursuant to Occidental’s By-laws, in an uncontested election, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker non-votes, if any, have no effect on the vote. Any director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” in an uncontested election is expected to promptly tender his or her resignation following certification of the shareholder vote by the Inspector of Elections.

2026 Proxy Statement
69

General Information
Voting of Proxies
The Board of Directors has designated Mses. Hollub and Clark, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions specified on the proxy card. If no instructions are specified on the proxy card or if you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, the shares will be voted:
►“FOR” all director nominees (see page 13);
►“FOR” the advisory vote to approve named executive officer compensation (see page 34); and
►“FOR” the ratification of the selection of KPMG as Occidental’s independent auditor (see page 62).
We are not aware of any matters to be presented at the 2026 Annual Meeting other than those described above. If any matters not described in this proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.
Broker Votes
If your shares are held in street name, under NYSE rules, your broker is not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the meeting.
Confidential Voting Policy
All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you include written comments on your proxy card or voting instruction form, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted on Occidental’s website at www.oxy.com/investors/governance and also may be obtained by writing to the Corporate Secretary’s office, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
Voting Results
The voting results will be included in a Current Report on Form 8-K filed with the SEC and available through the SEC’s website or
Occidental’s website at www.oxy.com, within four business days following the 2026 Annual Meeting, and may also be obtained by writing to the Corporate Secretary’s office at the address above.
Solicitation Expenses
The expense of this solicitation will be paid by Occidental. Innisfree M&A Incorporated has been retained to solicit proxies and to assist in the distribution of proxy materials for a fee estimated at $35,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock. In addition, Occidental’s officers, directors and employees may solicit proxies but will receive no additional or special compensation for such work.
Shareholder Proposals for the 2027 Annual Meeting
Shareholders interested in submitting a proposal for inclusion in Occidental’s proxy statement and proxy card relating to the 2027 Annual
Meeting of Shareholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza,
Suite 110, Houston, Texas 77046, and be received no later than the close of business (5:00 p.m. Central Time) on November 19, 2026.
Under Occidental’s By-laws, shareholders must follow certain procedures to introduce an item of business at an annual meeting without seeking to have the item of business included in Occidental’s proxy statement and proxy card. These procedures require that any such item of business proposed for the 2027 Annual Meeting must be submitted in writing to the Corporate Secretary at Occidental Petroleum
Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. Notice of the proposed item of business must be received no earlier than January 1, 2027 and no later than the close of business (5:00 p.m. Central Time) on January 31, 2027, and must include the information required by Occidental’s By-laws. However, if the 2027 Annual Meeting is more than 30 days before or after the anniversary of the date of the 2026 Annual Meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the date of the 2027 Annual Meeting was mailed or public disclosure of the meeting date was first made, whichever occurs first. A copy of the By-laws may be obtained by writing to the Corporate Secretary at the address listed above. The shareholder submitting the proposal or a qualified representative of the shareholder must present the proposal at the meeting. The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s By-laws. In addition, the individuals named as proxies may have discretionary voting authority to vote against any such item of business.

70

General Information
Director Nominations for the 2027 Annual Meeting
Nominating Policy
It is the policy of the Governance Committee to consider nominees to the Board of Directors recommended by shareholders. Pursuant to the Nominating Policy, which is available at www.oxy.com/investors/governance/governance-policies/nominations-for-directors/, shareholder recommendations must be received by the Corporate Secretary of Occidental no earlier than January 1, 2027 and no later than January 31, 2027 to be considered by the Governance Committee. Each recommendation must include the following information:
1.As to each person whom the shareholder recommends for election or re-election as a director:
►The name, age, business address and residence address of the person;
►The principal occupation or employment of the person;
►The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and
►Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC.
2.As to the shareholder making the recommendation and the beneficial owner, if any, on whose behalf the recommendation is made:
►The name and address of record of such shareholder; and
►The class or series and number of shares of common stock of Occidental which are beneficially owned by the shareholder.
The shareholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.
In prior years, the Governance Committee has identified director candidates through the use of independent search firms, third-party recommendations and the recommendations of directors. The Governance Committee anticipates that, if a vacancy on the Board were to occur, it would use these sources as well as shareholder recommendations to identify candidates.
In deciding if a candidate recommended by a shareholder or identified by another source is qualified to be a nominee, it is the Governance
Committee’s policy to consider:
►Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to
Occidental and the shareholder recommending the nominee, if applicable;
►Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;
►Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership; and
►Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.
If there is a vacancy and the Governance Committee believes that a recommended candidate has strong potential for Board service, the
Governance Committee will arrange an interview with the candidate. Pursuant to its charter, the Governance Committee will not recommend any candidate to the Board who has not been interviewed by the Governance Committee.
In accordance with its charter, the Governance Committee annually reviews its performance and reports its findings to the Board.
The Governance Committee also assists the Board in performing its self-evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet Occidental’s ongoing needs.
Advance Notice Procedure to Nominate Candidates
Under Occidental’s By-laws, shareholders may nominate a person for election to the Board at an annual meeting by complying with the advance notice procedures in the By-laws (including providing the information required under Rule 14a-19) and attending the annual meeting to make the necessary motion. For the 2027 Annual Meeting of Shareholders, the notice must be received no earlier than
January 1, 2027 and no later than the close of business (5:00 p.m. Central Time) on January 31, 2027 and include the information required by Article III, Section 2 of the By-laws. However, if the 2027 Annual Meeting is more than 30 days before or after the anniversary of the date of the 2026 Annual Meeting, the notice must be received by no later than the close of business on the tenth day following the day on which notice of the date of the 2027 Annual Meeting was mailed or such public disclosure was first made, whichever occurs first.
Proxy Access Procedure to Nominate Candidates
In 2015, with input from shareholders, the Board amended Occidental’s By-laws to permit a group of up to 20 shareholders, owning 3% or more of Occidental’s outstanding common stock continuously for at least three years, to nominate and include in Occidental’s proxy materials directors constituting up to 20% of the Board, but not less than two directors, provided that the shareholder(s) and the nominee(s)
meet the requirements in Article III, Section 15 of the By-laws. To be included in the 2027 proxy materials, director nominations pursuant to
Article III, Section 15 must be received no earlier than October 20, 2026 and no later than the close of business (5:00 p.m. Central Time)
on November 19, 2026.

2026 Proxy Statement
71

General Information
Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts.
Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which involve factors or circumstances that are beyond Occidental’s control. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance.
Factors that could cause actual results to differ and that may affect Occidental’s results of operations and financial position appear in Part I,
Item 1A “Risk Factors” of Occidental’s Annual Report and in Occidental’s other filings with the SEC.
Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.
In addition, statements regarding Occidental’s sustainability efforts, initiatives and strategic objectives are aspirational, are not guarantees or promises that related goals or targets may be met, and are subject to significant risks and uncertainties. Such statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and definitions, assumptions, data sources and estimates or measurements that are subject to change in the future, including through rulemaking or guidance.
Website references and references to other Occidental publications throughout this proxy statement are provided for convenience only, and the content on the referenced websites and in the referenced publications is not incorporated by reference into this proxy statement.

72

ANNEX A
Reconciliations to GAAP
This proxy statement refers to operating cash flow before working capital, capital expenditures (net of noncontrolling interest), free cash flow before working capital, reserves replacement ratios (all-in and organic) and cash return on capital employed (CROCE), which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP).
Occidental defines operating cash flow before working capital as operating cash flow less changes in working capital from continuing and discontinued operations; capital expenditures, net of noncontrolling interest as capital expenditures from continuing and discontinued
operations less contributions from noncontrolling interest; and free cash flow before working capital as operating cash flow before working capital less capital expenditures, net of noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management’s performance, but rather are meant to provide useful information to investors interested in comparing Occidental’s performance between periods. Reported operating cash flow and capital expenditures are considered representative of management’s performance over the long term, and operating cash flow before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital are not considered to be alternatives to reported operating cash flow and capital expenditures in accordance with GAAP.

OPERATING CASH FLOW BEFORE WORKING CAPITAL (NON-GAAP), CAPITAL EXPENDITURES, NET OF NONCONTROLLING INTEREST (NON-GAAP) AND FREE CASH FLOW BEFORE WORKING CAPITAL (NON-GAAP)

$ in millions	2025
Operating cash flow from continuing operations	$9,606
Operating cash flow from discontinued operations	$926
Net cash provided by operating activities (GAAP)	$10,532
Plus: Working capital and other, net - continuing operations	$1,067
Plus: Working capital and other, net - discontinued operations	$(28)
Operating cash flow before working capital (Non-GAAP)	$11,571
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	$(7,287)
Free cash flow before working capital (Non-GAAP)	$4,284

Capital expenditures - continuing operations (GAAP)	$(6,427)
Capital expenditures - discontinued operations	$(1,060)
Capital expenditures - continuing and discontinuing operations	$(7,487)
Less: Contributions from noncontrolling interest	$200
Capital expenditures, net of noncontrolling interest (Non-GAAP)	$(7,287)

Operating & investing cash flow - discontinued operations	$898
Working capital and other, net - discontinued operations	$28
Operating cash flow from discontinued operations (GAAP)	$926

Capital expenditures - discontinued operations	$(1,060)
Other investing, net - discontinued operations	$(56)
Investing cash flow from discontinued operations (GAAP)	$(1,116)

2026 Proxy Statement
73

Annex A
Reserves Replacement - All-In is calculated by dividing the sum of proved reserves revisions, improved recovery, extensions and discoveries and purchases and sales of minerals in place for the year by current year production. Reserves Replacement - Organic excludes from Reserves Replacement - All-In purchases and sales of minerals in place for the year.

WORLDWIDE PROVED DEVELOPED AND UNDEVELOPED RESERVES REPLACEMENT (MMBOE)		2025
Revisions		161
Improved recovery		60
Extensions and discoveries		340
Total organic	(A)	561

Purchases		10
Sales		(57)
Total reserve additions	(B)	514

Production	(C)	523

Reserves replacement ratio - Non-GAAP
Organic	(A)/(C)	107%
All-In	(B)/(C)	98%
CROCE is defined by Occidental as operating cash flow less changes in working capital from continuing and discontinued operations plus distributions from Western Midstream Partners, LP which are included in cash flows from investing activities, if any, divided by average total debt plus total equity (average of the beginning and ending totals for the current period). Management believes that CROCE is useful to investors when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. CROCE is not considered to be an alternative to net income reported in accordance with GAAP.

CASH RETURN ON CAPITAL EMPLOYED (CROCE) (NON-GAAP)

$ in millions		2025	2024
Operating cash flow from continuing operations		$9,606
Operating cash flow from discontinued operations		$926
Net cash provided by operating activities (GAAP)		$10,532
Plus: Working capital and other, net - continuing operations		$1,067
Less: Working capital and other, net - discontinued operations		$(28)
Adjusted cash flow from operating activities (Non-GAAP)	(A)	$11,571

Debt, net at December 31, 2025		$22,396
Total equity at December 31, 2025		$36,598
Total debt and equity at December 31, 2025	(B)	$58,994
Debt, net at December 31, 2024			$26,117
Total equity at December 31, 2024			$34,480
Total debt and equity at December 31, 2024	(C)		$60,597

Average capital employed (Non-GAAP)	(D)=((B)+(C))/2	$59,796
CROCE (Non-GAAP)	(A)/(D)	19%

ZERO IN®

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TEXAS 77046-0521
(713) 215-7000

WWW.OXY.COM

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 30, 2026 and, for participants of the Occidental Petroleum Corporation Savings Plan, until 11:59 p.m. Eastern Time on April 28, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OXY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the sixteen-digit control number that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 30, 2026 and, for participants of the Occidental Petroleum Corporation Savings Plan, until 11:59 p.m. Eastern Time on April 28, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85361-P45603 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Vicky A. Bailey	☐	☐	☐
1b. Andrew Gould	☐	☐	☐
1c. Carlos M. Gutierrez	☐	☐	☐
1d. Vicki Hollub	☐	☐	☐
1e. William R. Klesse	☐	☐	☐
1f. Jack B. Moore	☐	☐	☐
1g. Claire O'Neill	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Kenneth B. Robinson	☐	☐	☐
1j. Robert M. Shearer	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratification of Selection of KPMG as Occidental's Independent Auditor	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) on the proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2026 Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V85362-P45603

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 1, 2026 at 9:00 a.m. Central Time

www.virtualshareholdermeeting.com/OXY2026

OXY

proxy card

VICKI HOLLUB and NICOLE E. CLARK, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION ("Occidental") as directed on the reverse side of this proxy card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Shareholders to be held on May 1, 2026, and at any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made), as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this proxy card. **Where no direction is given, such shares will be voted in accordance with the recommendation of the Board of Directors to the extent permitted by law; therefore, if no direction is made, this proxy will be voted FOR the election of each director nominee listed in Proposal 1; FOR Proposals 2 and 3; and, in the proxies' discretion, in accordance with the recommendation of the Board of Directors, on any other matters coming before the meeting or any adjournment or postponement thereof.** In the event any of the nominees named on the reverse side of this proxy card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the confidential voting policy described in the Proxy Statement and available on Occidental's website.

Continued and to be signed on reverse side

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 28, 2026. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 28, 2026. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85363-Z92002

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Vicky A. Bailey	☐	☐	☐
1b. Andrew Gould	☐	☐	☐
1c. Carlos M. Gutierrez	☐	☐	☐
1d. Vicki Hollub	☐	☐	☐
1e. William R. Klesse	☐	☐	☐
1f. Jack B. Moore	☐	☐	☐
1g. Claire O'Neill	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Kenneth B. Robinson	☐	☐	☐
1j. Robert M. Shearer	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2 and 3.	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratification of Selection of KPMG as Occidental's Independent Auditor	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

THE RESULTS OF THE VOTING WILL BE HELD IN STRICT CONFIDENCE BY THE TRUSTEE.

Please sign exactly as your name(s) appear(s) on the proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2026 Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V85364-Z92002

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 1, 2026 at 9:00 a.m. Central Time

www.virtualshareholdermeeting.com/OXY2026

OXY

voting instruction card

TO THE BANK OF NEW YORK MELLON,
TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN (THE "PLAN"):

I acknowledge receipt of the Notice of Annual Meeting of Shareholders of Occidental Petroleum Corporation ("Occidental") to be held on May 1, 2026, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made).

My vote for the election of directors is indicated on the reverse side. Nominees are: Vicky A. Bailey, Andrew Gould, Carlos M. Gutierrez, Vicki Hollub, William R. Klesse, Jack B. Moore, Claire O'Neill, Avedick B. Poladian, Kenneth B. Robinson and Robert M. Shearer. In the event any of the foregoing nominees are unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, or it is not received by April 28, 2026, any shares held for my account in the Plan will be voted by you, as Trustee, in accordance with the direction of the Plan's Administrative Committee.

Continued and to be signed on reverse side